Acorn Family of Funds
Annual Report
December 31, 1999





Managed by Wanger Asset Management, L.P.                       4

                            [PICTURE APPEARS HERE]

               Kublai Khan, a portrait from a Chinese engraving

The discussions in this report of portfolio companies are for illustration only and are not recommendations of individual stocks. The information is believed to be accurate, but the information and the views of the portfolio managers may change. The Acorn Family of Funds invest in the stocks of small and midsized companies that may be more volatile than the stocks of larger companies.

                   Acorn Family of Funds Annual Report 1999
                               Table of Contents

Squirrel Chatter:
From Chain Mail to E-Mail                                    2

Acorn Twenty
    In a Nutshell                                            4
    Performance at a Glance                                  5
    Major Portfolio Changes                                 14
    Statement of Investments                                15

Acorn Foreign Forty
    In a Nutshell                                            6
    Performance at a Glance                                  7
    Major Portfolio Changes                                 16
    Statement of Investments                                17
    Portfolio Diversification                               19

Acorn USA
    In a Nutshell                                            8
    Performance at a Glance                                  9
    Major Portfolio Changes                                 20
    Statement of Investments                                21

Acorn International
    In a Nutshell                                           10
    Performance at a Glance                                 11
    Major Portfolio Changes                                 24
    Statement of Investments                                26
    Portfolio Diversification                               30

Acorn Fund
    In a Nutshell                                           12
    Performance at a Glance                                 13
    Major Portfolio Changes                                 31
    Statement of Investments                                33

Acorn Family of Funds
    Statements of Assets and Liabilities                    41
    Statements of Operations                                42
    Statements of Changes in Net Assets                     44
    Financial Highlights                                    46
    Notes to Financial Statements                           49

Special Notice                                              52

Prospectus Supplement
Trustees, Officers and Contact Information


    >1999 Year-End Distributions

The following table details the funds' year-end distributions. The record date was December 9, 1999, the ex-dividend date was December 10, 1999, and the payable date was December 15, 1999.

                          Acorn Fund  Acorn International  Acorn USA  Acorn Twenty  Acorn Foreign Forty
---------------------------------------------------------------------------------------------------------
Long-term Capital Gain         $3.35                $1.55      $1.32         $0.00                 None
---------------------------------------------------------------------------------------------------------
Short-term Capital Gain        $0.00                $0.00      $0.01         $0.14                 None
---------------------------------------------------------------------------------------------------------
Ordinary Income                $0.06                $0.07      $0.00         $0.00                 None
---------------------------------------------------------------------------------------------------------

>Squirrel Chatter: From Chain Mail To E-Mail

                       A Five-Minute History of the World


[PHOTO HERE]

During the early part of the last millennium, the hotbed of ideas that moved civilization forward came from the Steppes of Asia, not the Valley of Silicon. The Western Hemisphere wasn't even on the map at that point, and Europe was an insignificant, rather primitive gang of quarreling principalities at the wrong end of the Eurasian landmass.

    The center of power, and the center of civilization, was ruled by Genghis Khan and his children. He and his unstoppable armies created a gigantic empire that spread across Mongolia and China, and included Persia and Russia. Nobody in Europe knew the extent or power of the Mongol Empire until young Marco Polo traveled across Asia in the 1280s. Years later, he returned to his native Venice with a sack of jewels and a pack of tall tales about lands of gigantic, rich cities, an opulent and sophisticated court, and advanced technology. Most of his contemporaries thought he was kidding. Here are two examples of Marco's stories that sounded crazy in 1290, but after a few centuries, changed the world.

Rocks That Burned
Marco Polo wrote:

          It is a fact that all over the country of Cathay there is a kind of black stone existing in beds in the mountains, which they dig out and burn like firewood. If you supply the fire with them at night, and see that they are well kindled, you will find them still alight in the morning; and they make such capital fuel that no other is used throughout the country. It is true that they have plenty of wood also, but they do not burn it, because those stones burn better and cost less./1/

     Modern technology is based on burning rocks. The story of the Industrial Revolution is how our lives changed when we learned how to burn coal to run ships and trains, and make electricity for motors and computers. Adopting oil and gas was also part of the story. As The Economist put it, "Coal was to power Britain's industrial revolution, and, later, as steam-powered machinery spread, the first steps in its agricultural revolution too.

     ... Today's oil-driven world and tomorrow's driven by who knows what owe their birth to coal."/2/

Money That Grows On Trees

     In Medieval Europe, coins made of gold and silver were scarce and often of questionable quality. Marco Polo reported how Kublai Khan turned tree bark into money:

          The Emperor's Mint then is in this same City of Cambaluc [Beijing today], and the way it is wrought is such that you might say he hath the Secret of Alchemy in perfection, and you would be right! For he makes his money after this fashion.

          He makes them take the bark of a certain tree, in fact the Mulberry Tree, the leaves of which are the food of the silkworms, -- these trees being so numerous that whole districts are full of them. ...

          ... All these pieces of paper are issued with as much solemnity and authority as if they were of pure gold or silver.

          And the Khan causes every year to be made such a vast quantity of this money, which costs him nothing, that it must equal in amount all the treasure of the world./3/

     That's right folks, the Chinese invented the Fed. China's first version of paper money appeared in 1024. In contrast, 13th century European governments were weak, with poor communications, primitive legal systems, and no fiscal policy above the level of extortion. Europe's first attempt at paper money came 400 years later when Johan Palmstruch founded the Stockholm Banco in 1656. His was a private company that intended to issue paper money, enjoying royal privileges in return for a royal cut. After sustained lobbying and a public-relations effort that would be impressive today, an issue of bank notes followed in 1661. But the venture over-reached itself, issued too many notes and crashed disastrously in 1667. Palmstruch was disgraced and -- fickle government -- was sentenced to death./4/

     Paper money has had a mixed career since, with a number of disastrous hyper-inflationary episodes. The test of a modern government's strength and sense is, like Kublai Khan's, the ability to issue credible paper money. "Strong government" has been another central theme of the last two centuries, with both beneficial and destructive results.

     History from Marco Polo to Alan Greenspan mainly explains how the language of the Internet turned out to be English instead of Turkish, Chinese, or Arabic./5/ Marco Polo was a 13th century primitive visiting a superior civilization. Five hundred years later, the tides reversed. Europe adopted coal, paper money, printing, gunpowder and the magnetic compass from China, and went on to build technology, wealth and power. China preferred stability and stagnation. Europe had taken control of the world by the end of the 19th century.

  History hasn't ended yet. The European empires dissolved in the 20th century. Asia, no longer stagnant, now has many countries that fully match Western wealth and technology.

  Is there a message here for investors? We already know that everything changes with time. Venice, Constantinople, and Cordoba now exist as outdoor museums where tourists come to admire their 13th century glory. England was a minor province for some French kings then; no one in the 13th century would have put the English on a world power list. In the same way, stocks have had their times of leadership followed by stagnation or extinction. One hundred years ago, the best stock in the United States was the Pennsylvania Railroad. Later favorites would include GM, U.S. Steel, RCA, Sears, DuPont, Schlumberger, and IBM, all of which are still around but not what they once were. A few have had longevity: GE, Merck.

  Will current favorites fade? Wal-Mart without Sam and Microsoft without billg might well. Many of the new Internet companies will suffer the biggest massacre of naifs since the Children's Crusade. Will new companies become favorites? Of course. We will try to find some of them. Our small-company, global approach ought to keep working. The next seven hundred years look very promising.

1999 Scarlet A Winners

     I must tell you what the Great Khan did in regard to those barons who had behaved well in the battle. Him who was before captain of 100, he made captain of 1000. ... Besides that, he bestowed upon them fine jewels of gold and silver, and pearls, and precious stones; insomuch as the amount that fell to each of them was something astonishing./6/

  Every year, we reward the stock market barons whose ideas won the investment battle. While we can't bestow jewels and great armies to each of them, we do bestow this recognition, our gratitude and a Scarlet A certificate. To be considered for 1999, the recommended stock had to increase more than 140% and make a profit exceeding $12 million.

  Three big winners came from Japan. Softbank, an Internet service provider and investment company, had a weighted return of 1,493% for Acorn Foreign Forty and was a big winner for Acorn Fund too. Trans Cosmos, an information technology services company, gained 1,257% for Acorn International. JAFCO, a venture capital fund, returned more than 600% and was another Acorn International winner. Our gratitude goes to Mahendra Singh Negi of Merrill Lynch Japan for these picks. Mahendra has the distinction of being the first Scarlet A hat-trick winner.

  Other international winners included NTL, a cable television operator in the UK, up more than 175% for Acorn Fund and Acorn Foreign Forty. Ron Getto of Donaldson Lufkin & Jenrette receives the Scarlet A for this pick for a second year. Star Cruises, a Singapore-based cruise line, was brought to us by Lim Kok Ann of BNP Prime Peregrine in Singapore. Star Cruises saw a 385% gain for Acorn Fund and Acorn International.

  Closer to home, two biotechnology companies topped the Acorn Fund list. CuraGen returned 885%. Our thanks to Richard van den Broek of Chase H&Q for that suggestion. David Stone brought Myriad Genetics to our attention, up 390%. David, formerly with SG Cowen, is now consulting with his own firm, Liberty Tree Advisors.

  Getty Images, up 183% in Acorn Fund, is a stock photography company. Bob East of Deutsche Bank Alex Brown gets the Scarlet A nod for this pick. And finally, Barry Ollman of Hanifen Imhoff brought UnitedGlobalCom, a manager of foreign cable television stations, to our attention. This stock gained 638% for Acorn International and nearly 200% for Acorn Fund.

  Thanks for sharing your inspirations. I'm sure our shareholders thank you too. We look forward to hearing your future picks and to seeing what the market has in store for all of us in 2000.



/s/ Ralph Wagner

Ralph Wanger
Chief Investment Officer, Wanger Asset Management
Lead Portfolio Manager, Acorn Fund

--------------------------------------------------------------------------------
1 The Travels Of Marco Polo, Yule-Cordier edition, p. 442. Dover Publications, 1993, a republication of a 1903 version.
2  The Economist, December 31, 1999, p. 75.
3  The Travels Of Marco Polo, op. cit, p. 442.
4  The Economist, op. cit, p. 91.
5 If you need an Internet Service Provider (ISP) in one of these languages, Startec Global has one for you.
6  The Travels Of Marco Polo, op. cit, p. 350.

Acorn Twenty
    >In a Nutshell

[PHOTO HERE]

Acorn Twenty finished its first full year of operation up 29.3%, strongly outperforming the 14.7% S&P MidCap 400 return and the S&P 500's 21.0% gain for the year. At year-end, Acorn Twenty had $68.5 million in assets. Looking back on our inaugural year, we want to thank our shareholders for the integral role you played in our strong beginning.

  Several stocks contributed to Acorn Twenty's 1999 performance. The biggest winners were our telecommunications stocks. Telephone and Data Systems, a cellular phone and personal communication services provider, was up 183% for the year following the company's announcement of the sale of its Aerial Communications subsidiary to Voicestream Wireless. RCN, a competitive local exchange carrier (CLEC), rose 175% as investors (including Paul Allen, co-founder of Microsoft and owner of the Portland Trail Blazers) realized the value of its residential local phone, cable, and data networks. Another telecommunications stock, McLeod USA, gained 62.6% for the Fund. McLeod, like RCN, is a CLEC, but provides services to businesses rather than residential communities. Other strong performing stocks include Liberty Media, a long-time Acorn Fund favorite, up 147% for the year, and AES Corp, an independent power producer, up 90%.

  Losers came from the insurance industry, a tough area for investors despite low valuations. UICI, an insurance and specialty finance company, and Progressive, an auto insurer, both had disappointing years. We felt a recovery in this sector was imminent but we now believe there are better opportunities elsewhere.

  Acorn Twenty celebrated its one-year anniversary on November 23, 1999. Its success is due to the collaborative efforts of the Acorn research team. Our sincere thanks go to Ralph Wanger, Chuck McQuaid, Rob Mohn, Laura McKenna, Jason Selch, and Ben Andrews.

Acorn Twenty finished its first full year of operation up 29.3%, strongly outperforming the 14.7% S&P MidCap 400 return and the S&P 500's 21.0% gain for the year. At year-end, Acorn Twenty had $68.5 million in assets.

                                   Electrons
                                   Everyone!

AES contributed a whopping 90% to Acorn Twenty last year -- high-voltage performance from a long-time Acorn Fund favorite. AES owns and operates power plants and electric utilities in 16 countries including the United States, Brazil, Pakistan, Australia, India, Hungary, China and the United Kingdom. Founded in 1981, AES started with a simple vision of delivering low-cost electricity to U.S. utilities that were short of power. Soon, AES realized that there were many opportunities outside the United States to build or acquire utility assets from governments looking to privatize/deregulate their power industries. Today, AES is the preeminent, independent global power company with a history of 30% annual earnings gains. We believe the recent $3 billion acquisition of Drax Power in the United Kingdom could keep AES growing brightly for years to come.




/s/ John H. Park                   /s/ Mark H. Yost
John H. Park                       Mark H. Yost
Co-Portfolio Manager               Co-Portfolio Manager

>Performance at a Glance

 Acorn Twenty
--------------------------------------------------------------------------------
                                               Information
 Ticker Symbol:                                   ACTWX
 Minimum
   Initial Investment:                            $1,000
                                                  $1,000 for an IRA
 Minimum
   Subsequent Investment:                         $100
 Exchange Fee:                                    None
 Management Fee*:                                 0.90%
 12b-1 Fee:                                       None
 Other Expenses:                                  0.49%
 Less Expense
   Reimbursement:                                 0.04%
 Total Net Expense Ratio*:                        1.35%

*Fees and expenses are calculated for the fiscal year ended December 31, 1999. Wanger Asset Management has undertaken to reimburse the Fund for any ordinary operating expenses exceeding 1.35% of its average annual net assets. This expense limitation is voluntary and is terminable by either the Fund or Wanger Asset Management on 30 days' notice to the other.


Fund Net Assets as of 12/31/99: $68.5 million
--------------------------------------------------------------------------------

    >Acorn Twenty Top 10 Holdings
First Health                                                     7.3%
PPO Network

AmeriCredit                                                      6.9%
Auto Lending

Liberty Media Group, AT&T                                        6.8%
Cable & Satellite Programming

AES Corporation                                                  6.1%
Power Plants

McLeod USA                                                       5.8%
Metro Market CLEC: Local, Long Distance & Internet Services

RCN                                                              5.8%
Metro Market CLEC: Voice, Video & Internet Services

Telephone and Data Systems                                       5.5%
Cellular & Telephone Services

SEI Investments                                                  5.5%
Mutual Fund Administration

MidAmerican Energy                                               4.7%
Growth Utility

H&R Block                                                        4.7%
Tax Preparation

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

Acorn Twenty Portfolio Diversification
--------------------------------------------------------------------------------
    >as a % of net assets, as of 12/31/99
     [PIE CHART APPEARS HERE]
Other*                                        7.2%

Consumer
Goods/Services                               14.8%

Information                                  34.5%

Health Care                                  11.1%

Industrial Goods/Services                     4.0%

Finance                                      17.6%

Energy/Minerals                              10.8%

*Cash, short-term obligations and other assets less liabilities.

Relative Performance
--------------------------------------------------------------------------------
                                                     4th quarter   Last 12 mos.
                                                            1999
Acorn Twenty                                                14.4%          29.3%
S&P MidCap 400                                              17.2%          14.7%
Lipper Mid Cap Fund Average                                 28.6%          39.2%
Russell 2000                                                18.4%          21.3%
S&P 500                                                     14.9%          21.0%

Net Asset Value Per Share 12/31/99: $13.70
------------------------------------------

The Value of a $10,000 Investment in Acorn Twenty
--------------------------------------------------------------------------------
  >November 23, 1998 through December 31, 1999

   Average Annual Total Return
   ---------------------------
   1 year         Life of Fund
   29.30%         34.44%

               [Edgar Representation of Line Graph]
---------------------------------------------------------------------
                        ACORN Twenty         MidCap 400
---------------------------------------------------------------------
    11/23/98                   10000              10000
---------------------------------------------------------------------
    12/31/98                   10710              11109
---------------------------------------------------------------------
     1/31/99                   11000              10676
---------------------------------------------------------------------
     2/28/99                   10710              10117
---------------------------------------------------------------------
     3/31/99                   11480              10400
---------------------------------------------------------------------
     4/30/99                   12710              11220
---------------------------------------------------------------------
     5/31/99                   12730              11270
---------------------------------------------------------------------
     6/30/99                   13040              11872
---------------------------------------------------------------------
     7/30/99                   13190              11620
---------------------------------------------------------------------
     8/30/99                   12060              11222
-----------------------------------------------------------------------
     9/30/99                   12110              10875
---------------------------------------------------------------------
    12/31/99                   13850              12745
---------------------------------------------------------------------

This graph compares the results of $10,000 invested in Acorn Twenty on November 23, 1998 (the date Fund shares were first offered to the public), with all dividends and capital gains reinvested, to the S&P MidCap 400.

  The S&P MidCap 400 is a market value-weighted index of 400 stocks that are in the next tier down from the S&P 500. The S&P 500 is a broad market-weighted average of U.S. blue-chip companies. The Lipper Mid Cap Fund Average, which includes Acorn Twenty, measures the performance of all U.S. mid-cap funds tracked by Lipper. The Russell 2000 is formed by taking the 3,000 largest U.S. companies and then eliminating the largest 1,000, leaving a market capitalization-weighted index of 2,000 small companies. All indexes are unmanaged and returns include reinvested dividends.

  Past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost.

Acorn Foreign Forty
    >In a Nutshell

[PHOTO HERE]

At the end of 1999, Acorn Foreign Forty was up 81.6% for the year, more than double the returns of the Salomon Smith Barney Cap Range $2-10 Billion Index (+23.5%), the EAFE (+ 27.0%) and the Lipper International Funds Average (+40.8%). We are pleased with our strong beginning and we hope that you are too.

  Much of Acorn Foreign Forty's gain for the year came in the fourth quarter as the Fund advanced 46.7% on the strength of our information technology (IT) stocks. There was no slowing of the Fund's largest position, Softbank, up 151.5% for the quarter and a staggering 1,493% for the year. This Japanese Internet company was an obvious winner for the portfolio. Finland's Comptel, a producer of telephone-billing software, was up 273% in 1999 and was also among the Fund's top performers. Benefiting from Internet-related services, two Italian publishing names -- Editoriale L'Espresso (+375.9) and SEAT Pagine Gialle (+211%) -- posted strong annual gains.

  On the downside, Mapfre Vida, a Spanish life insurance company, fell out of favor with investors. We view this as a solid business with strong prospects, a stance that its parent company seems to agree with. As of the writing of this report, the parent has announced plans to buy out minority shareholders at a premium price.

  Looking forward, we believe we are well positioned in areas where mid-caps have the right balance of scale, financial strength, and entrepreneurial spirit, to be leaders. These industry groups include emerging telecommunication services, IT services, outsourcing services and media. In addition, the valuation gap between large- and mid-cap stocks is working in our favor, allowing us to pick up high-quality names at good prices.

Much of Acorn Foreign Forty's gain for the year came in the fourth quarter as the Fund advanced 46.7% on the strength of our information technology (IT) stocks. There was no slowing of the Fund's largest position, Softbank, up 151.5% for the quarter and a staggering 1,493% for the year.

Internet Advertising Is
                                 Music For M6

Ever wonder what those Internet IPO's do with their newly minted millions? M6 Metropole TV in France can tell you. They advertise. Most Internet start-ups have only two assets: a business plan and a brand name that is built using advertising, and lots of it. M6 is the fastest growing TV station in France and, with a format similar to MTV, appeals to the tech-savvy generation these start-ups are anxious to reach. In addition, previously regulated European companies focusing on branding for the first time, are turning to television advertising, putting even more money in M6 coffers.


/s/ Marcel P. Houtzager       /s/ Roger Edgley

Marcel P. Houtzager           Roger Edgley
Co-Portfolio Manager          Co-Portfolio Manager

>Performance at a Glance

Acorn Foreign Forty
--------------------------------------------------------------------------------
                                                   Information

Ticker Symbol:                                        ACFFX
Minimum
   Initial Investment:                               $1,000
                                                     $1,000 for an IRA
Minimum
   Subsequent Investment:                            $100
Exchange Fee:                                        None
Management Fee*:                                     0.95%
12b-1 Fee:                                           None
Other Expenses:                                      0.59%
Less Expense
   Reimbursement:                                    0.09%
Total Net Expense Ratio*:                            1.45%

*Fees and expenses are calculated for the fiscal year ended December 31, 1999. Wanger Asset Management has undertaken to reimburse the Fund for any ordinary operating expenses exceeding 1.45% of its average annual net assets. This expense limitation is voluntary and is terminable by either the Fund or Wanger Asset Management on 30 days' notice to the other.

Fund Net Assets as of 12/31/99: $107.4 million
--------------------------------------------------------------------------------
    >Acorn Foreign Forty Top 10 Holdings

Softbank                                    Japan                     6.2%
Internet Services/Investment Holdings

Celestica                                   Canada                    4.7%
Electronic Manufacturing Services

NetCom                                      Sweden                    3.9%
Telecommunication Services

Star Cruises                                Singapore                 3.8%
Cruise Line

Energis                                     United Kingdom            3.7%
Telecommunication Services

Logica                                      United Kingdom            3.6%
Computer Software & Services

Venture Manufacturing                       Singapore                 3.5%
Electronic Manufacturing Services

Banca Fideuram                              Italy                     3.3%
Life Insurance & Mutual Funds

M6 Metropole TV                             France                    3.2%
Television Broadcaster

Global TeleSystems                          United States             3.2%
Telecommunication Services

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.


Acorn Foreign Forty Portfolio Diversification
--------------------------------------------------------------------------------
  >as a % of net assets, as of 12/31/99

                           [PIE CHART APPEARS HERE]

Energy/Minerals                                          2.6%

Health Care                                              2.1%

Other*                                                   6.9%

Consumer Goods/Services                                  8.5%

Information                                             58.5%

Industrial
Goods/Services                                           9.1%

Finance                                                 12.3%

*Other includes cash, short-term obligations and other assets less liabilities of 5.0%.


Relative Performance
--------------------------------------------------------------------------------
                                                 4th quarter     Last 12 mos.
                                                        1999

Acorn Foreign Forty                                     46.7%          81.6%
EAFE                                                    17.0%          27.0%
SSB Cap Range $2-10B                                    10.8%          23.5%
Lipper Int'l Funds Average                              25.7%          40.8%


Net Asset Value Per Share 12/31/99: $19.93
------------------------------------------


The Value of a $10,000 Investment in Acorn Foreign Forty
--------------------------------------------------------
  >November 23, 1998 through December 31, 1999

Average Acorn Total Return
--------------------------
  1 year   Life of Fund
  81.60%      87.58%

[EDGAR Representation of Line Graph]

---------------------------------------------------
               ACORN foreign             EAFE
---------------------------------------------------
11/23/98               10000             10000
12/31/98               11000             10411
 1/31/99               11790             10381
 2/28/99               11590             10133
 3/31/99               11980             10556
 4/30/99               12240             10980
 5/30/99               12170             10418
 6/30/99               13110             10825
 7/31/99               13511             11146
 8/30/99               13771             11186
 9/30/99               13621             11300
12/31/99               19975             13218

This graph compares the results of $10,000 invested in Acorn Foreign Forty on November 23, 1998 (the date Fund shares were first offered to the public), with all dividends and capital gains reinvested, with EAFE.

  EAFE is Morgan Stanley's Europe, Australasia and Far East Index, an unmanaged, widely recognized international benchmark that comprises 20 major markets in Europe, Australia, and the Far East. The SSB Cap Range $2-10B is Salomon Smith Barney's 2 to 10 billion U.S. dollar security market capitalization subset of its Broad Market Index. It represents a mid-cap developed market index, excluding the U.S. The Lipper International Funds Average, which includes Acorn Foreign Forty, measures the performance of all non-U.S. funds tracked by Lipper, excluding the International Small-Cap Funds group. This group consisted of 658 funds for the fourth quarter and 618 funds for the year ended December 31, 1999. All indexes are unmanaged and returns include reinvested dividends.

  Past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost.

Acorn USA
    >In a Nutshell

[PHOTO HERE]

Your Fund outperformed the stock market indexes both large and small in 1999. Acorn USA returned 23.0% last year, beating the small-cap Russell 2000's 21.3% and the large-cap S&P 500's 21.0% return. Most of our performance came in the final quarter of the year, when Acorn USA gained 18.9%, the Russell 2000 gained 18.4%, and the S&P 500 was up 14.9%.

  Technology and telephones were our biggest winners. Tech stocks roared all year, ending 1999 with a deafening crescendo. Our top holding, Micros Systems (a management systems company for restaurants and hotels), more than doubled in price to become the largest position in the Fund. Aspect, a call-center technology provider, was another tech winner.

  Internet stocks continued to climb as concept stocks, ignoring fusty ideas such as profitability. Our Internet plays included RCN (rcn.com), up 170%, TV Guide (TV web portal), up 265%, and Project Software (mro.com), up 170%. Some Internet magic also rubbed off on our wireless telephone stocks (Telephone and Data Systems and Price Communications), as investors realized cellular phones would be the newest way to surf the Web.

  Our insurance stocks were disappointing. Our two worst-performing stocks were UICI and Acceptance Insurance, both caught with their reserves down in the fourth quarter. Both stocks overshot to the downside and currently trade at prices that we believe offer favorable risk/reward tradeoffs.

  The investing world has recently fixated on growth vs. value stocks, forgetting the small-cap, large-cap feud. We are pleased that small caps have been outperforming large caps since last April. We are optimistic that small caps will continue their good showing in the year 2000. After all, why do you think they call the small-cap index the Russell 2000?

We are pleased that small caps have been outperforming large caps since last April. We are optimistic that small caps will continue their good showing in the year 2000. After all, why do you think they call the small-cap index the Russell 2000?

                            Aspect Communication's
                                    Rebirth

Aspect Communications sells telephone call center technology. Aspect's stock declined last January after announcing poor sales of its call center software/hardware systems. Rather than hoping the business would correct itself with some relatively minor tweaking (the usual business reflex when faced with crisis), management opted for a dramatic gesture. They slashed their hardware switch business from 60% to 30% of their revenue base and emerged as a software company. Our technology analyst, Todd Narter, assessed the quality of Aspect's new products (high) and new management team (higher) and advocated holding the stock. Good decision. Aspect has increased six-fold since, as demand for its new software exploded.


/s/ Robert A. Mohn

Robert A. Mohn
Portfolio Manager

>Performance at a Glance

Acorn USA
     Information

Ticker Symbol:                AUSAX
Minimum
     Initial Investment       $1,000
                              $1,000 for an IRA
Minimum
     Subsequent Investment:   $100
Exchange Fee:                 None
Management Fee*:              0.93%
12b-1 Fee:                    None
Other Expenses:               0.22%
Total net Expense Ratio*:     1.15%

*Fees and expenses are for the fiscal year ended
December 31, 1999.


Fund Net Assets as of 12/31/99: $371.4 million
----------------------------------------------
    >Acorn USA Top 10 Holdings


Micros Systems                                                10.5%
Information Systems for Restaurants & Hotels

MidAmerican Energy                                             7.8%
Growth Utility

Telephone and Data Systems                                     6.3%
Cellular & Telephone Services

Sykes Enterprises                                              3.7%
Call Center Services

Lincare Holdings                                               3.2%
Home Health Care Services

AmeriCredit                                                    3.2%
Auto Lending

First Health                                                   2.8%
PPO Network

National Data                                                  2.7%
Credit Card & Health Claims Processor

RCN                                                            2.7%
Metro Market CLEC: Voice, Video & Internet Services

Aspect Communications                                          2.7%
Call Center Software

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

Acorn USA Portfolio Diversification
------------------------------------------------
     >as a % of net assets, as of 12/31/99

            [PIE CHART APPEARS HERE]

Consumer
Goods/Services           3.2%

Real Estate              0.2%

Industrial
Goods/Services           6.4%

Health Care              8.8%

Information             48.1%

Other*                   9.8%

Finance                 10.4%

Energy/Minerals         13.1%


* Cash, short-term obligations and other assets less liabilities.


Relative Performance
------------------------------------------------------
                            4th quarter   Last 12 mos.
                                   1999

Acorn USA                      18.9%          23.0%
Russell 2000                   18.4%          21.3%
Lipper Small-Cap Funds Avg.    24.1%          33.4%
S&P MidCap 400                 17.2%          14.7%
S&P 500                        14.9%          21.0%

Net Asset Value Per Share 12/31/99: $16.75
------------------------------------------

The Value of a $10,000 Investment in Acorn USA
-------------------------------------------------
    >September 4, 1996 through December 31, 1999

  Average Annual Total Return
-------------------------------
1 Year   3 Year    Life of Fund
23.02%    19.86%     23.33%

              [Edgar Representation of Line Graph]
--------------------------------------------------------------------
       Date                Acorn USA                 Russell 2000
--------------------------------------------------------------------
       9/4/96                     10,000                    10,000
--------------------------------------------------------------------
       9/96                       10,720                    10,360
--------------------------------------------------------------------
       12/96                      11,650                    10,899
--------------------------------------------------------------------
       3/97                       11,480                    10,335
--------------------------------------------------------------------
       6/97                       13,320                    12,011
--------------------------------------------------------------------
       9/97                       15,340                    13,798
--------------------------------------------------------------------
       12/97                      15,413                    13,335
--------------------------------------------------------------------
       3/98                       17,401                    14,678
--------------------------------------------------------------------
       6/98                       17,525                    13,993
--------------------------------------------------------------------
       9/98                       14,151                    11,174
--------------------------------------------------------------------
       12/98                      16,305                    12,997
--------------------------------------------------------------------
       3/99                       15,016                    12,292
--------------------------------------------------------------------
       6/99                       17,650                    14,203
--------------------------------------------------------------------
       9/99                       16,866                    13,305
--------------------------------------------------------------------
       12/99                      20,059                    15,759
---------------------------------------------------------------------

This graph compares the results of $10,000 invested in Acorn USA on September 4, 1996 (the date Fund shares were first offered to the public), with all dividends and capital gains reinvested, to the Russell 2000 Index.

  The Russell 2000 is formed by taking the 3,000 largest U.S. companies and then eliminating the largest 1,000, leaving a market capitalization-weighted index of 2,000 small companies. The Lipper Small-Cap Funds Average, which includes Acorn USA, is an average of all U.S. small-cap funds tracked by Lipper and consisted of 820 funds for the fourth quarter and 757 funds for the 12-month period. The S&P MidCap 400 is a market value-weighted index of 400 stocks that are in the next tier down from the S&P 500. The S&P 500 is a broad market-weighted average of U.S. blue-chip companies. All indexes are unmanaged and returns include reinvested dividends.

  Past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost.

Acorn International
   >In a Nutshell

[PHOTO APPEARS HERE]

The champagne corks popped on New Year's Eve across the world without a Y2K crisis, and global equities celebrated the turn of the millennium with a powerful rally. Acorn International fully participated in the festivities. For 1999 as a whole, Acorn International soared 79%, beating all of its relevant benchmarks. The Fund rose 42% over the three months ended December 31, as compared to 9% for the EMI Index, 17% for EAFE, and 28% for the peer group. These results remind us, once again, that market timing is a difficult game. Investors who stayed on the sidelines in the fourth quarter to be `safe' paid dearly for their insurance, while those who followed a strategy of being invested for the long-term were handsomely rewarded for their discipline.


A year ago we predicted that the environment for international investing was on the upswing. Today, our opinion is in the direction of greater positive conviction.


  To generate big returns you need big winners. Our star performer of the year was Star Cruises, which rose 385% for a gain of $77 million. In terms of themes that worked well, Celestica (+352%) and Venture Manufacturing (+201%) earned shareholders $108 million on the growth in outsourced production of electronic goods, while NTL (+176%) and UnitedGlobalCom (+638%) together made us $71 million on the premise that the European cable industry would consolidate. We had few pure Internet plays. Rather, our stocks are considered Internet beneficiaries. They include Editoriale L'Espresso (+369% =$58 million), Datacraft Asia (+369%=$57 million), JAFCO (+600%=$46 million) and Trans Cosmos (+1257%=$40 million). Of our long-term core holdings, Hong Kong trading firm Li & Fung gained 150% to post $45 million in profits, while newcomers Baltimore Technologies and ERG rose 575% and 293% respectively, to earn shareholders $67 million combined. By comparison, the most lost by any one stock in the portfolio in the last twelve months was $5.8 million.

  Although we do not pay a lot of attention to country weightings in managing the Fund, being in Asia did matter in 1999. We made $250 million in Japan and $212 million in Singapore, on holdings that appreciated around 265% each. Italy was our best European market, with a $120 million gain, followed by Sweden at $66 million and France at $62 million (along with Canada and Hong Kong). Only Spain, Denmark and Peru finished the year in the red, albeit in single digits.

A year ago we predicted that the environment for international investing was on the upswing. Today, our opinion is in the direction of greater positive conviction. Without making any predictions, we remain steadfast optimists.

  From the entire international team to all of you, Happy New Year!

/s/ Leah Joy Zell                    /s/ Margaret May Forster
Leah Joy Zell                        Margaret M. Forster
Lead Portfolio Manager               Co-Portfolio Manager



                                   A Star Is
                                     Born

Few investors have heard of Star Cruises. That's because its owner, the Lim family, holds most of the shares. But the Singapore-based company is already Asia's largest cruise ship operator. After the pending takeover of Norwegian Cruise Lines, it will have a fleet of 23 vessels and rank third in the world, behind Carnival and Royal Caribbean. Asia's cruise market is projected to grow 25% this year to one million passengers. Star intends to develop the market further by offering service to and from Japan beginning in March. Given that under one percent of Japanese tourists go on cruises each year, we believe that the company's growth prospects are nothing short of stellar.

>Performance at a Glance


Acorn International
  Information

 Ticker Symbol:            ACINX
 Minimum
   Initial Investment:     $1,000
                           $1,000 for an IRA
 Minimum
   Subsequent Investment:  $100
 Exchange Fee:             None
 Management Fee*:          0.81%
 12b-1 Fee:                None
 Other Expenses:           0.30%
 Total Net Expense Ratio*: 1.11%

 *Fees and expenses are for the fiscal year ended
 December 31, 1999.


Fund Net Assets as of 12/31/99: $2,868.2 million
------------------------------------------------------------------------------
    >Acorn International Top 10 Holdings

Star Cruises                                Singapore                 3.4%
Cruise Line

Li & Fung                                   Hong Kong                 2.6%
Sourcing of Consumer Goods

TietoEnator                                 Finland                   2.6%
Computer Services/Consulting

Venture Manufacturing                       Singapore                 2.6%
Electronic Manufacturing Services

Editoriale L'Espresso                       Italy                     2.4%
Newspaper & Magazine Publisher

Celestica                                   Canada                    2.3%
Electronic Manufacturing Services

Datacraft Asia                              Singapore                 2.3%
Network Integrator

Atos                                        France                    2.2%
Computer Services/Transaction Processing

Serco Group                                 United Kingdom            2.2%
Facilities Management

WMData Nordic                               Sweden                    2.0%
Computer Services/Consulting

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

Acorn International Portfolio Diversification
------------------------------------------------------------------------------
    >as a % of net assets, as of 12/31/99

[PIE CHART APPEARS HERE]

Health Care         3.2%

Finance             8.3%

Other*              7.3%

Information        49.6%

Industrial
Goods/Services     13.7%

Consumer
Goods/Services     17.9%


*Other includes cash, short-term obligations and other assets less liabilities of 3.3%.


Relative Performance
-------------------------------------------------------------------
                                      4th quarter   Last 12 mos.
                                             1999

Acorn International                         41.6%          79.2%
EMI (World ex-U.S.)                          9.1%          23.5%
EAFE                                        17.0%          27.0%
IFCI Composite                              25.3%          66.6%
Lipper Int'l Small-Cap Funds Index          28.3%          62.9%
Lipper Int'l Funds Index                    24.7%          37.8%

Net Asset Value Per Share 12/31/99: $35.33
------------------------------------------

The Value of a $10,000 Investment in Acorn International
------------------------------------------------------------
  >September 23, 1992 through December 31, 1999

  Average Annual Total Return
-------------------------------
1 Year   3 Year    Life of Fund
79.19%    22.19%      21.73%

         [Edgar Representation of Line Graph]
--------------------------------------------------------
                       ACORN INT'L         EMI-EX US
--------------------------------------------------------
  Sep-1992                      10000             10000
--------------------------------------------------------
  Dec-1992                      10679           9590.49
--------------------------------------------------------
  Dec-1993                      15924          12573.13
--------------------------------------------------------
  Dec-1994                      15319          13639.59
--------------------------------------------------------
  Dec-1995                      16686          14355.04
--------------------------------------------------------
  Dec-1996                      20170          15392.73
--------------------------------------------------------
  Dec-1997                      20190          13946.49
--------------------------------------------------------
  Dec-1998                      23305          15641.12
--------------------------------------------------------
  Jun-1999                      27222             16839
--------------------------------------------------------
  Sep-1999                      29486             17694
--------------------------------------------------------
  Dec-1999                      41761           $19,312
--------------------------------------------------------

This graph compares the results of $10,000 invested in Acorn International on September 23, 1992 (the date Fund shares were first offered to the public), with all dividends and capital gains reinvested, with the EMI (World ex-U.S.).

  EMI World ex-U.S. is Salomon Smith Barney's index of the bottom 20% of institutionally investable capital of countries, as selected by Salomon, excluding the U.S. EAFE is Morgan Stanley's Europe, Australasia and Far East Index, an unmanaged, widely recognized international benchmark that comprises 20 major markets in Europe, Australia, and the Far East. The IFCI Composite is the International Finance Corporation's index of 31 emerging markets, which weights securities according to their market capitalization after adjusting for shares held by other constituents in the index. The Lipper International Small-Cap Funds Index measures the performance of the 10 largest international small-cap funds tracked by Lipper, which includes Acorn International. The Lipper International Funds Index measures the performance of the 30 largest non-U.S. mid and large cap funds tracked by Lipper. All indexes are unmanaged and returns include reinvested dividends.

  Past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost.

Acorn Fund
    >In a Nutshell

[PHOTO HERE]

1999 was an excellent year for the Acorn Fund. We no longer had to swim upstream--small-cap stocks matched large caps, ending four years of relative underperformance. Our foreign stocks jumped 139%! Acorn Fund rose 33.4% in the year and 21.9% in the quarter, outpacing the unmanaged small-cap and large-cap indexes for both time periods.

  Acorn's biggest winner for the year -- and likely for all time -- was Softbank, a Japanese stock. This Internet company was up nearly fifteen-fold for the year and is now the Fund's largest position. Not only did the stock soar, we called the shot, featuring it a year ago in the 1998 Annual Report. Our other blockbuster foreign stock was Star Cruises, up 385% for the period.

  Telecommuncations was our best sector during the year. Cable and telephone providers NTL and UnitedGlobalCom in Europe, plus RCN in the United States, each wired home gains over 170%. Telephone and Data Systems, a cellular and land-line phone company, jumped 180%.

  Media stocks continued their star performances. Our stalwart, long-term holding Liberty Media jumped nearly 150% while TV Guide doubled. We swapped out of much of Liberty as we found better values in smaller names. We sold our remaining TV Guide after it ran up following the announcement of merger plans with Gemstar.

  We made good money in a number of technology stocks. Contract manufacturer Solectron assembled a 104% profit, while connector and laser firm Oak Industries tripled on a sellout to Corning. Electronic time-clock company Kronos clocked a double while hospitality computer systems company Micros Systems served up a 125% gain.

  We believe Acorn Fund has delivered excellent returns this year although we underweighted the highly speculative technology stocks that are currently the rage. As stock-pickers--not stock-traders--we buy names that we believe have the potential to perform for the long-term, avoiding the risk and over-valuations that often come with buying the "flavor of the month."

/s/ Ralph Wanger                    /s/ Charles P. McQuaid
     Ralph Wanger                        Charles P. McQuaid
     Lead Portfolio Manager              Co-Portfolio Manager

1999 was an excellent year for the Acorn Fund. We no longer had to swim upstream--small-cap stocks matched large caps, ending four years of relative underperformance.


                              We got the Picture

We remain biased toward companies that benefit from technology. Getty Images licenses rights to photographs and moving images to advertisers, publishers, the news media, and others. Getty's collection spans from the Hindenberg disaster to the Lewinsky hug. The Internet has boosted demand and cut Getty's costs. Sales via the Internet recently grew 164% year-to-year and accounted for 32% of company revenues. Pricing on the Internet is firm, while salesforce productivity is up fifty-fold! Getty's stock price, while up over 180% this year, remains reasonable compared to other Internet companies.

>Performance at a Glance


        Acorn Fund
                 Information

 Ticker Symbol:                  ACRNX
 Minimum
   Initial Investment:           $1,000
                                 $1,000 for an IRA
 Minimum
   Subsequent Investment:        $  100
 Exchange Fee:                   None
 Management Fee*:                0.69%
 12b-1 Fee:                      None
 Other Expenses:                 0.16%
 Total Net Expense Ratio*:       0.85%

 *Fees and expenses are for the fiscal year ended December 31, 1999.


Fund Net Assets as 12/31/99: $3,920.8 million
------------------------------------------------
     >Acorn Fund Top 10 Holdings

Softbank                                         5.7%
Internet Services/Investment Holdings

AES Corporation                                  2.2%
Power Plants

Liberty Media Group, AT&T                        2.2%
Cable & Satellite Programming

Star Cruises                                     2.1%
Cruising/Casino Operations

Telephone and Data Systems                       1.9%
Cellular & Telephone Services

AmeriCredit                                      1.8%
Auto Lending

Lincare Holdings                                 1.8%
Home Health Care Services

SEI Investments                                  1.7%
Mutual Fund Administration

Harley-Davidson                                  1.6%
Motorcycles & Related Merchandise

National Data                                    1.6%
Credit Card & Health Claims Processor

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

Acorn Fund Portfolio Diversification
--------------------------------------------
  >as a % of net assets, as of 12/31/99

[PIE CHART APPEARS HERE]

*Other                      8.9%

Real Estate                 4.2%

Energy/Minerals             7.1%

Industrial Goods/
Services                    8.1%

Health Care                 7.7%

Information                38.4%


Finance                    13.8%

Consumer
Goods/Services             11.8%


*Other includes cash, short-term obligations and other assets less liabilities of 7.8%.

Relative Performance
---------------------------------------------------------------------
                                    4th quarter        Last 12 mos.
                                       1999

Acorn Fund                             21.9%               33.4%
S&P 500                                14.9%               21.0%
Russell 2000                           18.4%               21.3%
Lipper Small-Cap
 Funds Index                           32.3%               41.5%
S&P MidCap 400                         17.2%               14.7%


Acorn Fund NAV as of 12/31/99: $18.53
-----------------------------------------


The Value of a $10,000 Investment in Acorn Fund
--------------------------------------------------
  >June 10, 1970 through December 31, 1999

     Average Annual Total Return
---------------------------------------
1 Year  5 Years  10 Years  Life of Fund
33.38%  21.21%    17.06%      17.14%

[EDGAR Representation of Line Graph]
------------------------------------------------------------
                 ACORN Fund            S & P
------------------------------------------------------------
 6/10/70                 10000                 10000
------------------------------------------------------------
      70                 13587                 12676
------------------------------------------------------------
      71                 17828                 14490
------------------------------------------------------------
      72                 19368                 17242
------------------------------------------------------------
      73                 14765                 14709
------------------------------------------------------------
      74                 10691                 10816
------------------------------------------------------------
      75                 13945                 14842
------------------------------------------------------------
      76                 23045                 18394
------------------------------------------------------------
      77                 27168                 17077
------------------------------------------------------------
      78                 31777                 18200
------------------------------------------------------------
      79                 47790                 21586
------------------------------------------------------------
      80                 62594                 28602
------------------------------------------------------------
      81                 58005                 27195
------------------------------------------------------------
      82                 68208                 33054
------------------------------------------------------------
      83                 85389                 40510
------------------------------------------------------------
      84                 89045                 43051
------------------------------------------------------------
      85                117142                 56710
------------------------------------------------------------
      86                136843                 67295
------------------------------------------------------------
      87                142923                 70828
------------------------------------------------------------
      88                178370                 82591
------------------------------------------------------------
      89                222681                108761
------------------------------------------------------------
      90                183674                105386
------------------------------------------------------------
      91                270641                137492
------------------------------------------------------------
      92                336210                147928
------------------------------------------------------------
      93                444889                162882
------------------------------------------------------------
      94                411750                165032
------------------------------------------------------------
      95                497407                227047
------------------------------------------------------------
      96                609569                279177
------------------------------------------------------------
      97                761852                478724
------------------------------------------------------------
      98                807685                478724
------------------------------------------------------------
 6/30/99                901844                537999
------------------------------------------------------------
 9/30/99                883409                504404
------------------------------------------------------------
12/31/99               1077255                579455
------------------------------------------------------------

This graph compares the results of $10,000 invested in the Acorn Fund on June 10, 1970 (the date the Fund shares were first offered to the public), with dividends and capital gains reinvested, to the S&P 500 Stock Index.

  The S&P 500 is a broad market-weighted average of U.S. blue-chip companies. The Russell 2000 is formed by taking the 3,000 largest U.S. companies and then eliminating the largest 1,000, leaving a market capitalization-weighted index of 2,000 small companies. The Lipper Small-Cap Funds Index, which includes Acorn Fund, measures the performance of the 30 largest U.S. small-cap funds tracked by Lipper. The S&P MidCap 400 is a market value-weighted index of 400 stocks that are in the next tier down from the S&P 500. All indexes are unmanaged and returns include reinvested dividends.

  Past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost.

Acorn Twenty Fund
    >Major Portfolio Changes in the Fourth Quarter

                                                          Number of Shares Held
                                                         -----------------------
                                                         9/30/99        12/31/99
Additions
--------------------------------------------------------------------------------
      Information
Tektronix                                                      0          41,000

--------------------------------------------------------------------------------
      Health Care
First Health                                              60,000         185,000
Lincare Holdings                                          52,000          75,000

--------------------------------------------------------------------------------
      Consumer Goods/Services
Harrah's Entertainment                                         0         105,000

--------------------------------------------------------------------------------
      Finance
Progressive                                               14,100          28,000

                                                          Number of Shares Held
                                                         -----------------------
                                                         9/30/99        12/31/99
Sales
--------------------------------------------------------------------------------
      Information
Telephone and Data Systems                                 60,000         30,000

--------------------------------------------------------------------------------
      Health Care
St. Jude Medical                                           45,000              0

--------------------------------------------------------------------------------
      Consumer Goods/Services
Costco                                                     21,000              0
Royal Caribbean Cruises                                    60,400         45,000

--------------------------------------------------------------------------------
      Energy/Minerals
MidAmerican Energy                                        118,000         95,000

--------------------------------------------------------------------------------
      Real Estate
The Rouse Company                                          21,400              0


Acorn Twenty
    >Statement of Investments December 31, 1999

Number of Shares                                                                    Value (000)
----------------------------------------------------------------------------------------------

                                                                           Common Stocks: 92.8%
----------------------------------------------------------------------------------------------
Information: 34.5%
             >Television Programming: 6.8%
 82,000      Liberty Media Group, AT&T (b)                                             $ 4,653
             Cable & Satellite Programming

             >Telecommunications/Wireline
              Communications: 11.6%
 68,000      McLeod USA (b)                                                              4,003
             Super Regional CLEC: Local, Long Distance &
             Internet Services
 82,000      RCN (b)
             Metro Market CLEC: Voice, Video &                                           3,977
             Internet Services
----------------------------------------------------------------------------------------------
                                                                                         7,980
             >Instrumentation: 2.3%
 41,000      Tektronix
             Analytical Instruments                                                      1,594

             >Mobile Communications: 5.5%
 30,000      Telephone and Data Systems
             Cellular & Telephone Services                                               3,780

             >Transaction Processors: 3.6%
 72,000      National Data
             Credit Card & Health Claims Processor                                       2,444

             >Business Information: 4.7%
 73,000      H&R Block
             Tax Preparation                                                             3,194
                                                                                        ------
Information: Total                                                                      23,645

----------------------------------------------------------------------------------------------
Health Care: 11.1%

             >Services: 11.1%
185,000      First Health (b)                                                            4,972
             PPO Network

 75,000      Lincare Holdings (b)                                                        2,602
             Home Health Care Services
                                                                                        ------
Health Care: Total                                                                       7,574

----------------------------------------------------------------------------------------------
Consumer Goods/Services: 14.8%

             >Cruise Lines: 3.2%
 45,000      Royal Caribbean Cruises                                                     2,219
             Cruises to Caribbean & Alaska

             >Casinos: 4.1%
105,000      Harrah's Entertainment (b)                                                  2,776
             Casinos & Riverboats

             >Furniture & Manufacturers: 7.5%
 95,000      Jones Apparel (b)                                                           2,577
             Women's Apparel

110,000      Herman Miller                                                               2,530
             Office Furniture
----------------------------------------------------------------------------------------------
                                                                                         5,107
                                                                                        ------
Consumer Goods/Services: Total                                                          10,102
----------------------------------------------------------------------------------------------

Principal Amount or
Number of Shares                                                                    Value (000)
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
Finance:    17.6%

            >Finance Companies: 6.9%
255,000     AmeriCredit (b)                                                            $ 4,718
            Auto Lending

            >Money Management: 5.5%
 31,500     SEI Investments                                                              3,749
            Mutual Fund Administration

            >Insurance: 5.2%
 28,000     Progressive                                                                  2,048
            Auto Insurance
143,000     UICI (b)                                                                     1,510
            Insurance/Specialty Finance
----------------------------------------------------------------------------------------------
                                                                                         3,558
                                                                                       -------
Finance: Total                                                                          12,025

----------------------------------------------------------------------------------------------
Industrial Goods/Services: 4.0%

            >Other Industrial Services: 4.0%
225,000     ServiceMaster                                                                2,770
            Facilities Management

                                                                                       -------
Industrial Goods/Services: Total                                                         2,770

----------------------------------------------------------------------------------------------
Energy/Minerals: 10.8%

            >Independent Power: 10.8%
 56,000     AES Corporation (b)                                                          4,186
            Power Plants

 95,000     MidAmerican Energy                                                           3,200
            Growth Utility
                                                                                       -------
Energy/Minerals: Total                                                                   7,386

                                                                                       -------
Total Common Stocks: 92.8%                                                              63,502
            (Cost: $52,064)

Short-Term Obligation: 3.3%
$ 2,281     Associates First Capital 4.00%
            Due 1/03/00                                                                  2,280
                                                                                       -------
            (Amortized Cost: $ 2,280)
Total Investments: 96.1%                                                                65,782
            (Cost: $54,344)
Cash and Other Assets less Liabilities: 3.9%                                             2,688

                                                                                       -------
Total Net Assets: 100%                                                                 $68,470
==============================================================================================

--------------------------------------------------------------------------------
>Notes to Statement of Investments:
(a) At December 31, 1999, for federal income tax purposes, cost of investments was $54,461,000 and net unrealized appreciation was $11,321,000, consisting of gross unrealized appreciation of $16,536,000 and gross unrealized depreciation of $5,215,000.
(b) Non-income producing security.

Acorn Foreign Forty
     >Major Portfolio Changes in the Fourth Quarter

                                       Number of Shares
                                -----------------------------
                                 9/30/99             12/31/99
Additions
-------------------------------------------------------------
     Europe

>Finland
Comptel                                0               21,200

>France/Belgium
Audiofina (Belgium)               32,000               40,000
M6 Metropole TV                        0                7,000

>Sweden
NetCom                            40,000               60,000

>United Kingdom/Ireland
Airtours                          79,000               85,000
Carlton Communications            85,000              250,000
Capita Group                      80,000              100,000
Hays                             100,000              120,000
Irish Life Permanent (Ireland)         0              170,000
NTL                               15,000               18,000
St. James Capital                250,000              660,000
Thus                                   0              220,000

>Italy
Editoriale L'Espresso             42,000              208,000
SEAT Pagine Gialle               600,000              800,000
Saipem                           250,000              300,000

>Netherlands
Fox Kids Europe                        0                5,000

-------------------------------------------------------------
     Asia

>Japan
Shohkoh Fund                           0                4,000

>Singapore
Star Cruises                           0              400,000
Venture Manufacturing            200,000              325,000

-------------------------------------------------------------
     Other Countries

>Israel
Amdocs                            65,000               90,000

>United States
Azurix                            32,400              100,000
Global Telesystems                     0            2,568,000

Sales
-------------------------------------------------------------
     Europe

>Germany
GFK                                1,400                    0

>United Kingdom
Bodycote                         225,000                    0

>Spain
Aguas de Barcelona                45,000                    0
Mapfre Vida                       60,000               43,000

>Netherlands
ASR Verzekeringsgrp                6,501                    0

-------------------------------------------------------------
    Asia

>Japan
Olympus Optical                   60,000                    0
Takefuji                           6,000                    0

-------------------------------------------------------------
     Other Countries

>United States
MIH                               32,600                    0

Acorn Foreign Fund
     >Statement of Investments December 31, 1999

Number of Shares                                     Value (000)
----------------------------------------------------------------

                                            Common Stocks: 95.0%
----------------------------------------------------------------
Europe: 62.7%
              >Germany: 1.0%
     30,000   Rhoen Klinikum                              $1,102
              Hospital Management

              >Finland: 1.4%
     21,200   Comptel (b)                                  1,490
              Telephone Billing Software

              >Sweden: 3.9%
     60,000   Netcom (b)                                   4,216
              Telecommunication Services

              >France/Belgium: 8.8%
      7,000   M6 Metropole TV                              3,466
              Television Broadcaster

     40,000   Audiofina  (Belgium)                         3,019
              Television Broadcaster

     18,000   Atos (b)                                     2,982
              Computer Services/Transaction Processing
----------------------------------------------------------------
                                                           9,467
              >United Kingdom/Ireland: 28.2%
     82,000   Energis (b)                                  3,940
              Telecommunication Services
    150,000   Logica                                       3,870
              Computer Software & Services
    170,000   WPP Group                                    2,694
              Advertising
    250,000   Carlton Communications                       2,435
              Television Broadcaster
    660,000   St. James Capital                            2,356
              Life Insurance
     18,000   NTL (b)                                      2,246
              Voice, Video & Data Services
    120,000   Sema Group                                   2,160
              Computer Software & Services
    120,000   Hays                                         1,911
              Outsourcing Services
    100,000   Capita Group                                 1,825
              Outsourcing Services
    170,000   Irish Life & Permanent (Ireland)             1,608
              Life Insurance
    220,000   Thus (b)                                     1,379
              Telecommunication Services
    300,000   NFC                                          1,187
              Logistics & Moving Services
     90,000   SSL International                            1,139
              Medical & Footcare Products
     30,000   Serco Group                                    941
              Facilities Management
     85,000   Airtours                                       522
              Packaged Tour Vacations
----------------------------------------------------------------
                                                          30,213

              >Switzerland: 2.1%
        800   Pargesa Holdings                           $ 1,308
              Industrial & Media Conglomerate
        390   Cie Fin Richemont                              932
              Luxury Goods, Tobacco & Pay TV
----------------------------------------------------------------
                                                           2,240

              >Italy: 9.9%
    300,000   Banca Fideuram                               3,550
              Life Insurance & Mutual Funds
    800,000   SEAT Pagine Gialle                           2,625
              Yellow Pages Publishers
    208,000   Editoriale L'Espresso                        2,405
              Newspapers & Magazines
    300,000   Saipem                                       1,084
              Offshore Construction
     70,000   Mediolanum                                     964
              Life Insurance & Mutual Funds
----------------------------------------------------------------
                                                          10,628
              >Spain: 2.9%
    110,000   Indra Sistemas                               2,065
              Computer Services
     43,000   Mapfre Vida                                    991
              Life Insurance & Mutual Funds
----------------------------------------------------------------
                                                           3,056
              >Netherlands: 4.5%
     40,000   Getronics                                    3,188
              Computer Services
     60,000   Hunter Douglas                               1,630
              Decorative Window Coverings
      5,000   Fox Kids Europe (b)                             64
              Programming/Cartoons
----------------------------------------------------------------
                                                           4,882
                                                          ------
Europe: Total                                             67,294

----------------------------------------------------------------
Asia: 18.3%
              >Hong Kong: 1.4%
    324,900   SmarTone Telecom                             1,567
              Mobile Telecommunications

              >Japan: 9.6%
      7,000   Softbank                                     6,697
              Internet Services/Investment Holdings
     12,000   Nintendo                                     1,993
              Video Games
      4,000   Shohkoh Fund                                 1,583
              Commercial Lender
----------------------------------------------------------------
                                                          10,273

              >Singapore: 7.3%
    400,000   Star Cruises                                 4,080
              Cruise Line
    325,000   Venture Manufacturing                        3,727
              Electronic Manufacturing Services
----------------------------------------------------------------
                                                           7,807
                                                          ------
Asia: Total                                               19,647

Acorn Foreign Forty
     >Statement of Investments, continued

Number of Shares                                                 Value(000)
----------------------------------------------------------------------------
Other Countries: 14.0%
                >Canada: 7.1%
      90,000    Celestica (b)                                     $    5,028
                Electronic Manufacturing Services
      70,000    Canadian Natural Resources (b)                         1,706
                Oil & Gas Producer
      50,000    Power Financial                                          830
                Financial Services Holding Company
----------------------------------------------------------------------------
                                                                       7,564
                >Israel: 2.9%
      90,000    Amdocs (b)                                             3,105
                Telecommunications Billing & Customer Care Software
                >United States: 4.0%
   2,568,000    Global TeleSystems                                     3,431
                Telecommunication Services


Principal Amount or
Number of Shares                                                   Value(000)
----------------------------------------------------------------------------
     100,000    Azurix (b)                                        $      894
                Owner/Operator of Water Utilities
----------------------------------------------------------------------------
                                                                       4,325
                                                                  ----------
Other: Total                                                          14,994
                                                                  ----------
Total Common Stocks: 95.0%                                        $  101,935
             (Cost:$63,840)
Short-Term Obligation: 4.2%
     $4,573  Associates First Capital 4.00%
             Due 1/03/00                                               4,572
             (Amortized Cost:$4,572)
                                                                  ----------
Total Investments: 99.2%                                             106,507
             (Cost:$68,412)

Cash and Other Assets Less Liabilities: 0.8%                             844
                                                                  ----------
Total Net Assets: 100%                                            $  107,351
----------------------------------------------------------------------------

________________________________________________________________________________
>Notes to Statement of Investments:
(a) At December 31, 1999, for federal income tax purposes, cost of investments was $64,145,000 and net unrealized appreciation was $37,790,000, consisting of gross unrealized appreciation of $39,336,000 and gross unrealized depreciation of $1,546,000.
(b)  Non-income producing security.
(c) At December 31, 1999, $32,233,000 or 30.0% of the Fund's net assets was denominated in the Euro currency.

Acorn Foreign Forty
    >Portfolio Diversification

At December 31, 1999, the Fund's portfolio of investments as a percent of net assets was diversified as follows:

                                           Value (000)   Percent
----------------------------------------------------------------
>Information
Telephone Services                            $17,158      16.0%
Computer Services                              12,200      11.4
Publishing                                      9,102       8.5
Broadcasting                                    8,984       8.4
Business Software                               4,595       4.3
Contract Manufacturing                          3,727       3.5
Advertising                                     2,694       2.4
CATV                                            2,246       2.1
Business Information                            2,065       1.9
----------------------------------------------------------------
                                               62,771      58.5
>Health Care
Health Services                                 1,139       1.1
Hospital Management                             1,102       1.0
----------------------------------------------------------------
                                                2,241       2.1
>Consumer Goods/Services
Cruises                                         4,080       3.8
Consumer Software                               1,993       1.9
Durable Goods                                   1,630       1.5
Entertainment                                     932       0.8
Travel                                            522       0.5
----------------------------------------------------------------
                                                9,157       8.5

>Finance
Money Management                                4,514       4.2
Insurance                                       4,177       3.9
Savings & Loans                                 1,608       1.5
Finance Companies                               1,583       1.5
Closed-End Funds                                1,308       1.2
----------------------------------------------------------------
                                               13,190      12.3

>Industrial Goods/Services
Electrical Components                        $  5,028       4.7%
Outsourcing Services                            4,677       4.4
----------------------------------------------------------------
                                                9,705       9.1
>Energy/Minerals
Oil/Gas Producers                               1,706       1.6
Oil Services                                    1,084       1.0
----------------------------------------------------------------
                                                2,790       2.6
>Other Industries
Transportation                                  1,187       1.1
Regulated Utilities                               894       0.8
----------------------------------------------------------------
                                                2,081       1.9
                                          ----------------------
Total Common Stocks:                          101,935      95.0

Short-Term Obligation:                          4,572       4.2

                                          ----------------------
Total Investments:                            106,507      99.2

Cash and Other Assets less
   Liabilities:                                   844       0.8

                                           ---------------------
Net Assets:                                  $107,351     100.0%
----------------------------------------------------------------

Acorn USA
    >Major Portfolio Changes in the Fourth Quarter

                                           Number of Shares
                                      -----------------------------
                                         9/30/99          12/31/99
Additions
-------------------------------------------------------------------
    Information
American Power Conversion                              0    129,000
Aztec Technology Partners                        434,700    820,000
Classic Communications                                 0     37,100
Diversinet                                             0     73,000
Galileo Technology                                     0    232,000
Getty Images                                           0     56,800
JDA Software                                     214,000    486,300
Meta Group                                             0     16,700
Micros Systems                                   491,500    526,000
Navidec                                                0    125,000
Online Resources                                       0    121,000
Salem Communications                                   0     36,300

-------------------------------------------------------------------
    Health Care
Genome Therapeutics                                    0     44,900
Genset                                                 0     31,000
Genzyme Molecular Oncology Division                    0     32,500
Maxygen                                                0     33,070
Myriad Genetics                                        0     26,700

-------------------------------------------------------------------
    Consumer Goods/Services
ITT Educational Services                               0    112,000
Telespectrum                                           0    122,500

-------------------------------------------------------------------
    Finance
People's Bank Bridgeport                               0     38,000
Terra Nova Bermuda                                     0     30,000

-------------------------------------------------------------------
    Industrial Goods/Services
Advanced Lighting Technologies                         0    140,000

-------------------------------------------------------------------
    Energy/Minerals
Dynegy                                           208,400    253,400


Sales
-------------------------------------------------------------------
       Information

Aspect Communications                            354,100    257,100
IMR Global                                        63,000          0
IntelliQuest Information                         483,100          0
Kronos                                            45,100          0
Project Software                                  65,500    119,000
     (includes effect of 2 for 1 stock split)
Sykes Enterprises                                340,500    312,500
Systems & Computer Technology                     73,400          0
Telephone and Data Systems                       204,000    186,000
TV Guide                                         187,000     68,000
     (includes effect of 2 for 1 stock split)

-------------------------------------------------------------------
         Health Care
Synaptic Pharmaceuticals                          78,000          0

-------------------------------------------------------------------
         Industrial Goods/Services
Farr                                              45,700          0
Vallen                                            70,000          0

-------------------------------------------------------------------
         Energy/Minerals
Devon Energy                                       9,000          0

-------------------------------------------------------------------
         Real Estate
Gaylord Entertainment                             18,100          0

Acorn USA
     >Statement of Investments December 31, 1999

Number of Shares                                                Value (000)
--------------------------------------------------------------------------
                                                       Common Stocks: 90.2%
--------------------------------------------------------------------------
Information:   48.1%
               >Broadcasting: 1.7%
     209,100   Data Transmission Network (b)                       $ 3,607
               Data Services for Farmers
      39,500   Young Broadcasting (b)                                2,015
               Television Stations
      36,300   Salem Communications (b)                                821
               Radio Stations for Religious Programming
--------------------------------------------------------------------------
                                                                     6,443
               >Television Programming: 0.8%
      68,000   TV Guide                                              2,924
               TV Program Guides & Programming

               >Telecommunications/Wireline
               Communications: 3.1%
     207,800   RCN (b)                                              10,078
               Metro Market CLEC:  Voice, Video &
               Internet Services
      37,100   Classic Communications (b)                            1,356
               Cable Television in Rural Areas
--------------------------------------------------------------------------
                                                                    11,434
               >Mobile Communications: 8.5%
     186,000   Telephone and Data Systems                           23,436
               Cellular & Telephone Services
     131,400   Price Communications (b)                              3,655
               Cellular Telephone Services
     121,800   Comarco (b)                                           2,862
               Wireless Network Testing
      73,000   Diversinet (b)                                        1,606
               Wireless PKI Security
--------------------------------------------------------------------------
                                                                    31,559
               >Telecommunications Equipment: 2.7%
     257,100   Aspect Communications (b)                            10,059
               Call Center Software

               >Gaming Equipment: 0.8%
     146,000   International Game Technology                         2,966
               Slot Machines & Progressive Jackpots

               >Computer Services: 5.4%
     312,500   Sykes Enterprises (b)                                13,711
               Call Center Services
     820,000   Aztec Technology Partners (b)                         3,741
               Technology Staffing Services
     151,700   Computer Task Group                                   2,247
               Application Development & Staffing Services
      16,700   Meta Group (b)                                          317
               IT Publications & Consulting Services
--------------------------------------------------------------------------
                                                                    20,016
               >Consumer Software: 0.1%
     15,500    Activision (b)                                          237
               Entertainment Software

               >Business Software: 3.9%
     486,300   JDA Software (b)                                      7,963
               Applications/Software & Services for Retailers
     119,000   Project Software (b)                                  6,604
               Enterprise Maintenance Software
--------------------------------------------------------------------------
                                                                    14,567
               >Transaction Processors: 2.7%
     298,300   National Data                                       $10,124
               Credit Card & Health Claims Processor

               >Internet: 1.0%
     121,000   Online Resources (b)                                  2,012
               Internet Banking Technology
     125,000   Navidec (b)                                           1,500
               Internet Computer Services
--------------------------------------------------------------------------
                                                                     3,512
               >Business Information/
               Marketing Services: 3.6%
     206,000   CACI International (b)                                4,661
               Technology Services for Government
     130,000   West TeleServices (b)                                 3,177
               Customer Care & Sales Support
     169,000   PRIMEDIA (b)                                          2,788
               Specialty Magazines & Other Publications
      56,800   Getty Images (b)                                      2,776
               Photographs for Publications & Electronic Media
--------------------------------------------------------------------------
                                                                    13,402
               >Contract Manufacturing: 0.9%
     92,000    Applied Power                                         3,381
               Electronic Enclosures & Industrial Products

               >Semiconductors/Related
               Equipment: 1.5%
     232,000   Galileo Technology (b)                                5,597
               Semiconductors for Networking Equipment

               >Computer Hardware/
               Related Systems: 11.4%
     526,000   Micros Systems (b)                                   38,924
               Information Systems for Restaurants & Hotels
     129,000   American Power Conversion (b)                         3,402
               Uninterruptable Power Systems
--------------------------------------------------------------------------
                                                                    42,326
                                                                   -------
Information:   Total                                               178,547
--------------------------------------------------------------------------
Health Care:   8.8%
               >Biotechnology/Drug Delivery: 1.4%
      33,070   Maxygen (b)                                           2,348
               Molecular Breeding
      26,700   Myriad Genetics (b)                                   1,228
               Gene Discovery & Diagnostic Products
      44,900   Genome Therapeutics (b)                                 724
               Gene Discovery Services
      31,000   Genset (b)                                              591
               Genomics
      32,500   Genzyme Molecular
               Oncology Division (b)                                   227
               Gene Expression Technology & Cancer Drugs
                                                                     5,118

Number of Shares                                                       Value (000)
----------------------------------------------------------------------------------
                                    >Services: 7.4%
     341,400                        Lincare Holdings (b)                 $ 11,842
                                    Home Health Care Services
     390,000                        First Health (b)                       10,481
                                    PPO Network
     816,100                        Magellan Health Services (b)            5,152
                                    Mental Health Services
---------------------------------------------------------------------------------
                                                                           27,475
                                                                         --------
Health Care: Total                                                         32,593

---------------------------------------------------------------------------------
Consumer Goods/Services: 3.2%
                                    >Consumer Services: 1.5%
     112,000                        ITT Educational Services (b)            1,729
                                    Technology Oriented Postsecondary
                                    Degree Programs
      55,000                        Bally Total Fitness (b)                 1,468
                                    Fitness Centers
     157,600                        NuSkin Enterprises (b)                  1,428
                                    Personal Care/Herbal Products
     122,500                        Telespectrum (b)                          873
                                    Call Center Services
---------------------------------------------------------------------------------
                                                                            5,498
                                    >Retail: 1.7%
     375,000                        Gadzooks (b)                            3,680
                                    Teen Apparel Retailer
      58,500                        Whole Foods Market (b)                  2,713
                                    Natural Food Supermarkets
---------------------------------------------------------------------------------
                                                                            6,393
                                                                         --------
Consumer Goods/Services: Total                                             11,891

---------------------------------------------------------------------------------
Finance: 10.4%
                                    >Banks: 1.5%
      93,500                        Chittenden (b)                          2,770
                                    Vermont & West Massachusetts Bank
      44,000                        TCF Financial                           1,095
                                    Great Lakes Bank
      34,000                        Texas Regional Bancshares                 986
                                    TexMex Bank
      38,000                        Peoples Bank Bridgeport                   803
                                    Connecticut Savings & Loan
---------------------------------------------------------------------------------
                                                                            5,654
                                    >Finance Companies: 3.9%
     633,500                        AmeriCredit (b)                        11,720
                                    Auto Lending
     590,000                        World Acceptance (b)                    2,839
                                    Personal Loans
---------------------------------------------------------------------------------
                                                                           14,559
                                    >Money Management: 0.6%
     163,000                        Phoenix Investment Partners             1,324
                                    Mutual Fund & Pension Manager
      52,800                        Pioneer Group (b)                         832
                                    Equity Mutual Funds
---------------------------------------------------------------------------------
                                                                            2,156

Number of Shares                                                       Value (000)
---------------------------------------------------------------------------------

                                    >Insurance: 4.4%
     637,700                        UICI (b)                             $  6,736
                                    Insurance/Specialty Finance
     392,100                        Acceptance Insurance (b)                2,279
                                    Crop Insurance
      93,000                        Leucadia National                       2,151
                                    Insurance Holding Company
      13,800                        Markel (b)                              2,139
                                    Specialty Insurance
      66,000                        Protective Life                         2,100
                                    Life/Dental Insurance
      30,000                        Terra Nova Bermuda                        900
                                    Specialty Re-Insurance
---------------------------------------------------------------------------------
                                                                           16,305
                                                                         --------
Finance: Total                                                             38,674

---------------------------------------------------------------------------------
Industrial Goods/Services: 6.4%
                                    >Steel: 0.2%
      79,000                        Atchison Casting (b)                      721
                                    Steel Foundries

                                    >Industrial Goods: 0.2%
     140,000                        Advanced Lighting Technologies (b)        805
                                    Metal Halide Lighting

                                    >Specialty Chemicals: 0.8%
     225,600                        Lilly Industries, Cl. A                 3,031
                                    Industrial Coatings

                                    >Other Industrial Services: 5.2%
     346,000                        Hub Group (b)                           6,920
                                    Truck & Rail Freight Forwarder
     347,400                        Insurance Auto Auctions (b)             5,472
                                    Auto Salvage Services
     422,500                        Wackenhut, Cl. B                        4,357
                                    Prison Management
     210,000                        Labor Ready (b)                         2,546
                                    Temporary Manual Labor
---------------------------------------------------------------------------------
                                                                           19,295
                                                                         --------
Industrial Goods/Services: Total                                           23,852

---------------------------------------------------------------------------------
Energy/Minerals: 13.1%
                                    >Independent Power: 7.8%
     855,400                        MidAmerican Energy                     28,816
                                    Growth Utility

                                    >Oil/Gas Producers: 1.5%
     473,800                        Tesoro Petroleum (b)                    5,478
                                    Oil Refinery/Gas Reserves

Number of Shares                                                                    Value (000)
----------------------------------------------------------------------------------------------
                                       >Distribution/Marketing/Refining: 3.8%
     253,400                           Dynegy                                         $  6,161
                                       Natural Gas & Electric Processing & Marketing
     248,000                           Atmos Energy                                      5,068
                                       Natural Gas Utility
      92,300                           Equitable Resources                               3,081
                                       Natural Gas Utility & Producer
----------------------------------------------------------------------------------------------
                                                                                        14,310
                                                                                      --------
Energy/Minerals: Total                                                                  48,604

----------------------------------------------------------------------------------------------
Real Estate: 0.2%
      47,000                           The Rouse Company                                   999
                                       Regional Shopping Malls
                                                                                      --------
Real Estate: Total                                                                         999

Principal Amount                                                                    Value (000)
----------------------------------------------------------------------------------------------

Total Common Stocks: 90.2%                                                            $335,160
                                       (Cost: $287,478)

Short-Term Obligations: 10.5%
                                       Yield 4.00% - 4.05% Due 1/03- 1/06/00
    $ 17,297                           Associates First Capital                         17,293
      11,260                           Motorola Credit                                  11,254
      10,287                           Citicorp                                         10,283
----------------------------------------------------------------------------------------------
                                       (Amortized Cost: $38,830)                        38,830
                                                                                      --------
Total Investments: 100.7%                                                              373,990
----------------------------------------------------------------------------------------------
                                       (Cost: $326,308)

Cash and Other Assets Less Liabilities: (0.7%)                                          (2,562)

                                                                                      --------
Total Net Assets: 100%                                                                $371,428
==============================================================================================

--------------------------------------------------------------------------------
>Notes to Statement of Investments:
(a) At December 31, 1999, for federal income tax purposes, cost of investments was $326,698,000 and net unrealized appreciation was $47,292,000, consisting of gross unrealized appreciation of $93,617,000 and gross unrealized depreciation of $46,325,000.
(b)  Non-income producing security.

Acorn International
     >Major Portfolio Changes in the Fourth Quarter

                                                                         Number of Shares
                                                                      ----------------------
                                                                         9/30/99    12/31/99
Additions
--------------------------------------------------------------------------------------------
    Europe

>Germany
Dialog Semiconductor                                                           0     100,000
Pfeiffer Vacuum Technologies                                                   0     150,000
Pixelpark                                                                      0      28,000
Rhoen Klinikum                                                           160,000     500,000

>Finland
Data Fellows                                                                   0     100,000
Helsinki Telephone                                                             0     120,000

>Norway
Enitel                                                                         0     160,000

>Sweden
Mandator                                                               1,200,000   1,350,000
Modern Times Group                                                       350,000     400,000
Sigma                                                                    250,000   1,085,000

>United Kingdom/Ireland
Bodycote                                                               2,000,000   2,250,000
Chloride Group                                                                 0   3,206,400
FKI                                                                            0     128,000
Flextech                                                                 450,000     500,000
Irish Life & Permanent (Ireland)                                               0     750,000
ITNET                                                                  1,250,000   1,350,000
NFC                                                                    2,500,000   3,500,000
Photobition Group                                                      2,000,000   2,125,000
Smith & Nephew                                                         2,500,000   3,000,000
SSL International                                                      1,250,000   1,500,000
St. James Capital                                                        500,000   2,840,000
Thus                                                                           0   1,000,000

>Switzerland
Bachem                                                                         0       5,000
Julius Baer                                                                    0       1,600
Selecta Group                                                             65,000      80,000

>Italy
Autogrill                                                              2,900,000   3,000,000
Banca Fideuram                                                         3,500,000   4,000,000
Gruppo Coin                                                                    0     650,000
Mediolanum                                                             1,400,000   1,500,000

>Spain/Portugal
Indra Sistemas                                                                 0     500,000
PT Multimedia (Portugal)                                                       0     100,000

>Netherlands
Fox Kids Europe                                                                0      65,000
Versatel                                                                       0      27,000

>Hungary
Matav ADR                                                                      0      47,000

--------------------------------------------------------------------------------------------
    Asia

>Hong Kong
Li & Fung                                                             14,999,000  30,000,000
TVB                                                                    2,000,000   3,500,000

>Japan
C Two-Network                                                                  0      35,000
Densei Lambda                                                                  0     300,000
Kokuyo                                                                         0     400,000
Misumi                                                                         0      75,000
Nichiei                                                                        0     175,000
Nintendo                                                                 150,000     160,000
Otsuka Kagu                                                               30,000      40,000
Wilson Learning                                                                0      24,400
Yamaha                                                                         0     800,000

>Taiwan
Hitron Technology                                                      2,000,000   3,000,000
Phoenixtec Power                                                       2,000,000   4,000,000
Systex                                                                 2,000,000   3,000,000

>South Korea
Cheil Jedang                                                                   0     100,000
Korea Technology Investments                                                   0   1,000,000
(includes effect of 42% stock dividend)
S1 Corporation                                                            65,000   1,000,000
(includes effect of a 10 for 1 stock split)

>Singapore
Natsteel Electronics                                                   6,500,000   7,500,000

--------------------------------------------------------------------------------------------
    Latin America

>Mexico
Cifra SA Series V                                                              0   5,450,000
Grupo Industrial Bimbo                                                 7,000,000   9,000,000
Grupo Continental                                                      4,600,000   5,000,000

>Argentina
El Sitio                                                                       0      30,000

--------------------------------------------------------------------------------------------
    Other Countries

>Australia
Computershare                                                          1,000,000   4,500,000
(includes effect of 4 for 1 stock split)

>Canada
Cinar                                                                          0     500,000
Corus Entertainment                                                            0     500,000
Mosaic                                                                         0     110,000
Power Financial                                                          600,000     750,000

>Israel
Amdocs                                                                   750,000     800,000
ECI Telecom                                                              300,000     350,000
Galileo Technology                                                       550,000     650,000
Radware                                                                        0      75,000

>United States
Azurix Corp                                                              190,000     500,000
Global TeleSystems                                                             0     475,000
MIH                                                                      375,000     400,000

                                                                          Number of Shares
                                                                      ----------------------
                                                                         9/30/99    12/31/99
Sales
--------------------------------------------------------------------------------------------
    Europe

>Germany/Austria
GFK                                                                       30,000           0
UnitedGlobalCom (Austria)                                                140,000     250,000
(includes effect of a 2 for 1 stock
 split)

>Denmark
ISS International System                                                  75,000           0

>Finland
TietoEnator                                                            1,250,000   1,200,000

>Norway
Atex Media Solutions                                                     654,750           0

>Sweden
WM Data Nordic                                                         1,500,000     950,000

>France
Atos                                                                     400,000     375,000
Fininfo                                                                   60,000      50,000

>United Kingdom/Ireland
Atkins                                                                 1,000,000           0
Electronics Boutique                                                  13,000,000           0
Esat Telecom (Ireland)                                                   225,000     150,000
Logica                                                                   600,000     500,000
NTL                                                                      500,000     450,000
(includes effect of a 5 for 4 stock split)
Oriflame International                                                 2,000,000           0

>Switzerland
Cie Fin Richemont                                                         12,500      10,000
Societe Generale d'Affichage                                              12,000       5,000

>Italy/Greece
Attica Enterprises (Greece)                                              700,000           0
Editoriale L'Expresso                                                  1,800,000   6,000,000
(includes effect of a 3.5 to 1 stock split)

>Netherlands
Scala Business Solutions                                                 950,000           0

Sales
--------------------------------------------------------------------------------------------
    Asia

>Hong Kong
Pacific Century                                                        7,500,000           0
Varitronix International                                               1,645,000           0

>Japan
Aiful                                                                    120,000      50,000
Bellsystem24                                                              20,000      15,000
JAFCO                                                                    140,000     130,000
Kadokawa Shoten                                                           30,000           0
NuSkin Enterprises                                                       385,000           0
OBIC                                                                      36,000      30,000
Trans Cosmos                                                             110,000      85,000

>Philippines
Int'l Container Terminal                                              75,000,000  36,918,000
   Services

>South Korea
Datacraft Asia                                                         8,500,000   8,000,000

--------------------------------------------------------------------------------------------
    Latin America

>Brazil
TeleSudeste Celular                                                      400,000     340,000

--------------------------------------------------------------------------------------------
    Other Countries

>Canada
Celestica                                                                650,000   1,200,000
(includes effect of a 2 for 1 stock split)

>United States
AES Corporation                                                          325,000     300,000

Acorn International
     >Statement of Investments December 31, 1999

Number of Shares                                                                                          Value (000)
---------------------------------------------------------------------------------------------------------------------

                                                                                              Common Stocks and Other
                                                                                        Equity-Like Securities: 96.7%
---------------------------------------------------------------------------------------------------------------------
Europe: 48.7%

                             >Germany/Austria: 3.6%
       600,000               Rhoen Klinikum Pfd.                                                           $   21,374
       500,000               Rhoen Klinikum                                                                    18,366
                             Hospital Management
       250,000               UnitedGlobalCom (Austria) (b)                                                     17,656
                             Cable Television for Europe, Israel & Australia
       240,000               EM.TV & Merchandising                                                             15,458
                             Children's Media Production, Merchandising
                             & Distribution
        50,000               Fresenius, Pfd.                                                                    9,158
                             Dialysis Equipment & Solutions
       100,000               Dialog Semiconductor (b)                                                           7,397
                             Custom Semiconductors for Cell Phones
       165,000               Flughafen Wien (Austria)                                                           5,730
                             Vienna Airport Authority
       150,000               Pfeiffer Vacuum Technologies                                                       3,849
                             Vacuum Pump Manufacturer
        28,000               Pixelpark (b)                                                                      3,184
                             Internet Consulting
---------------------------------------------------------------------------------------------------------------------
                                                                                                              102,172

                             >Finland: 4.7%
     1,200,000               TietoEnator                                                                       74,872
                             Computer Services/Consulting
     1,500,000               Talentum (c)                                                                      36,380
                             Trade Journals & Internet Services
       120,000               Helsinki Telephone                                                                 9,987
                             Telecommunications Provider
       625,000               Fiskars, Series A                                                                  8,177
                             Scissors & Gardening Tools
        95,400               Spar Finland (c)                                                                   3,341
                             Grocery/Convenience Stores
       100,000               F-Secure (b)                                                                       2,918
                             Security Software
---------------------------------------------------------------------------------------------------------------------
                                                                                                              135,675

                             >Norway: 0.2%
       160,000               Enitel (b)                                                                         4,779
                             Telecommunications Provider

                             >Sweden: 5.2%
       950,000               WM Data Nordic                                                                    58,716
                             Computer Services/Consulting
       160,000               Information Highway (b)                                                           26,508
                             Internet Consulting
     1,085,000               Sigma                                                                             23,203
                             Technical Consulting
     1,350,000               Mandator                                                                          20,146
                             Computer Services/Consulting
       400,000               Modern Times Group (b)                                                            19,834
                             TV, Newspapers and Electronic Commerce
---------------------------------------------------------------------------------------------------------------------
                                                                                                              148,407

                             >France: 4.4%
       375,000               Atos (b)                                                                      $   62,117
                             Computer Services/Transaction Processing
        62,000               NRJ                                                                               42,646
                             Radio Network
        50,000               Fininfo                                                                           12,579
                             Data Feeds for French Banks & Brokers
        20,000               Penauille Polyservice                                                              8,011
                             Industrial Cleaning/Airport Services
---------------------------------------------------------------------------------------------------------------------
                                                                                                              125,353

                             >United Kingdom/Ireland: 14.2%
     2,000,000               Serco Group                                                                       62,762
                             Facilities Management
       450,000               NTL (b)                                                                           56,138
                             Voice, Video & Data Services Via Cable Networks
       500,000               Baltimore Technologies                                                            41,397
                             Security Software
     2,000,000               Capita Group                                                                      36,510
                             Outsourcing Services
     1,500,000               SSL International                                                                 18,986
                             Medical & Footcare Products
       500,000               Euro Money Publications                                                           18,174
                             Financial Publications
     3,500,000               Taylor Nelson                                                                     15,464
                             Market Research Services
     1,350,000               ITNET                                                                             14,885
                             Outsourcing Services
     3,500,000               NFC                                                                               13,853
                             Logistics
       150,000               Esat Telecom (Ireland) (b)                                                        13,725
                             Telecommunications Provider
       500,000               Logica                                                                            12,900
                             Computer Services/Consulting
     2,125,000               Photobition Group                                                                 11,312
                             Production of Graphics for Exhibits
     2,250,000               Bodycote                                                                          10,868
                             Materials Technology & Metal Processing
     2,840,000               St. James Capital                                                                 10,140
                             Life Insurance
     3,000,000               Smith & Nephew                                                                    10,081
                             Medical Equipment & Supplies
       500,000               Flextech (b)                                                                       9,289
                             Cable Channels
     1,700,000               Rotork                                                                             8,582
                             Valve Actuators for Oil & Water Pipelines
       750,000               Irish Life & Permanent (Ireland) (b)                                               7,095
                             Savings Products
     3,400,000               HALMA                                                                              6,509
                             Fire, Burglary & Flooding Detection Devices
     1,000,000               Thus (b)                                                                           6,268
                             Telecommunications Provider
     1,500,000               Hogg Robinson                                                                      5,876
                             Corporate Travel Management
       715,000               Fairey Group                                                                       5,833
                             Electronic Products

Number of Shares                                                                                          Value (000)
---------------------------------------------------------------------------------------------------------------------
       290,000               Ocean Group                                                                   $    5,411
                             Freight Forwarder
     3,206,400               Chloride Group                                                                     5,050
                             Electrical Equipment Manufacturer/Retailer
       128,000               FKI (b)                                                                              496
                             Autonomous Manufacturer
---------------------------------------------------------------------------------------------------------------------
                                                                                                              407,604

                             >Switzerland: 3.7%
        80,000               Selecta Group                                                                     25,152
                             Vending Machine Owner/Operator
        10,000               Cie Fin Richemont                                                                 23,895
                             Luxury Goods
        30,000               Phoenix Mecano                                                                    15,091
                             Electrical Components Manufacturer
        15,000               Bon Appetit                                                                       14,856
                             Wholesale Food Distributor and
                             Speciality Restaurant/Retailer
         6,500               Sarasin & Cie Bank                                                                13,202
                             Private Banking
         5,000               Bachem                                                                             8,017
                             Peptides
         1,600               Julius Baer                                                                        4,839
                             Private Banking
         5,000               Societe Generale d'Affichage (b)                                                   2,578
                             Billboard Advertising
---------------------------------------------------------------------------------------------------------------------
                                                                                                              107,630

                             >Italy: 8.2%
     6,000,000               Editoriale L'Espresso (b)                                                         69,378
                             Newspaper & Magazine Publisher
     4,000,000               Banca Fideuram                                                                    47,339
                             Life Insurance & Mutual Funds
     3,000,000               Autogrill                                                                         37,738
                             Restaurants and Catering for Travelers
     1,500,000               Class Editori                                                                     26,115
                             Newspapers & On-Line Financial Data
     1,500,000               Mediolanum                                                                        20,665
                             Life Insurance & Mutual Funds
     4,000,000               SEAT Pagine Gialle                                                                13,123
                             Yellow Pages Publisher
     1,400,000               Aeroporti di Roma                                                                  9,130
                             Airport Management
       650,000               Gruppo Coin (b)                                                                    7,588
                             Food & Clothing Retailer
     1,250,000               Saipem                                                                             4,516
                             Offshore Oil Services
---------------------------------------------------------------------------------------------------------------------
                                                                                                              235,592

                             >Spain/Portugal: 1.9%
       450,000               Cortefiel                                                                         11,774
                             Apparel Retailer
       500,000               Indra Sistemas                                                                     9,384
                             Computer Services/Consulting
       400,000               Mapfre Vida                                                                        9,218
                             Life Insurance & Mutual Funds
       425,000               Filmes Lusomundo (Portugal) (b)(c)                                                 5,988
                             Newspapers, Radio, Video, Film Distribution

       400,000               Aguas de Barcelona                                                            $    5,853
                             Water Utility
       650,000               Prosegur                                                                           5,815
                             Security Guards
       100,000               PT Multimedia (Portugal) (b)                                                       5,683
                             Cable TV, Satellite Operator &
                             Internet Service Provider
---------------------------------------------------------------------------------------------------------------------
                                                                                                               53,715

                             >Netherlands: 2.0%
       500,000               Getronics                                                                         39,851
                             Computer Services/Consulting
       420,000               Kempen                                                                            16,695
                             Stock Brokerage/Investment Management
        27,000               Versatel (b)                                                                         951
                             Telecommunications Provider
        65,000               Fox Kids Europe (b)                                                                  831
                             Cartoons
---------------------------------------------------------------------------------------------------------------------
                                                                                                               58,328

                             >Hungary: 0.6%
     1,200,000               Matav                                                                              8,402
        47,000               Matav ADR                                                                          1,692
                             Telecommunications Provider
       100,000               Gedeon Richter                                                                     6,574
                             Pharmaceuticals
---------------------------------------------------------------------------------------------------------------------
                                                                                                               16,668
                                                                                                           ----------
Europe: Total                                                                                               1,395,923

---------------------------------------------------------------------------------------------------------------------
Asia: 28.9%
                             >Hong Kong: 4.0%
    30,000,000               Li & Fung                                                                         75,256
                             Sourcing of Consumer Goods
     3,500,000               TVB (b)                                                                           23,863
                             Television Broadcasting
     3,000,000               SmarTone Telecom                                                                  14,472
                             Mobile Telecommunications Provider
---------------------------------------------------------------------------------------------------------------------
                                                                                                              113,591

                             >India: 0.0%
     1,998,000               Zurich India Quantum (b)                                                             533
                             Closed-End Fund

                             >Japan: 11.6%
       130,000               JAFCO                                                                             46,415
                             Venture Capital Fund
       175,000               Orix                                                                              39,406
                             Finance Leasing
        85,000               Trans Cosmos                                                                      36,252
                             Information Technology Services & Investments
       180,000               Ryohin Keikaku                                                                    36,113
                             Own Brand Specialty Retailer
       160,000               Nintendo                                                                          26,575
                             Video Games
        75,000               Nidec                                                                             21,642
                             Spindle Motor Manufacturer

Acorn International
     >Statement of Investments, continued

Number of Shares                                                  Value(000)
----------------------------------------------------------------------------
     30,000         OBIC                                           $  21,246
                    Computer Integrator
     15,000         Bellsystem24                                      16,434
                    Telemarketing
    180,000         Fuji Software ABC                                 14,086
                    Computer Services/Consulting
     40,000         Otsuka Kagu                                       10,760
                    Furniture Retailer
     40,000         Benesse                                            9,625
                    Correspondence Courses
    300,000         Densei Lambda                                      9,391
                    Power Supplies
     77,000         Taiyo Ink                                          9,038
                    Speciality Chemicals
     35,000         C Two-Network                                      7,909
                    Discount Food Retailer
     50,000         Aiful                                              6,114
                    Consumer Lending
     75,000         Misumi                                             5,906
                    Distributor of Capital Goods Components
    400,000         Kokuyo                                             5,321
                    Office Product Manufacturer & Retailer
    800,000         Yamaha                                             5,196
                    Musical Instruments Manufacturer
    175,000         Nichiei                                            3,800
                    Commercial Lender
     24,400         Wilson Learning                                    1,193
                    Corporate Training
----------------------------------------------------------------------------
                                                                     332,422

                    >Taiwan: 1.9%
  3,000,000         Systex                                            20,456
                    Systems Integrator & Internet Services
  3,000,000         Hitron Technology (b)                             17,970
                    Network Integration & Internet Services
  2,999,500         Chroma Ate (b)                                     8,793
                    Test & Measurement Instruments
  4,000,000         Phoenixtec Power                                   7,711
                    Uninterruptable Power Supply Manufacturer
----------------------------------------------------------------------------
                                                                      54,930

                    >Malaysia: 0.4%
  2,000,000         Unisem                                            12,842
                    Semiconductor Assembly

                    >Philippines: 0.1%
 36,918,000         Int'l Container Terminal Services (b)              3,344
                    Container Handling Terminals & Port Management

                    >South Korea: 1.2%
  1,000,000         S1 Corporation                                    17,261
                    Security Services
    100,000         Cheil Jedang                                      11,537
                    Consumer Staples
  1,000,000         Korea Technology Investments (b)                   6,103
                    Venture Capital
----------------------------------------------------------------------------
                                                                      34,901

                    >Singapore: 9.7%
  9,500,000         Star Cruises                                    $ 96,900
                    Cruise Line
  6,500,000         Venture Manufacturing                             74,542
                    Electronic Manufacturing Services
  8,000,000         Datacraft Asia                                    66,400
                    Network Integrator
  7,500,000         Natsteel Electronics                              39,628
                    Electronic Manufacturing Services
----------------------------------------------------------------------------
                                                                     277,470
                                                                   ---------
Asia: Total                                                          830,033

----------------------------------------------------------------------------
Latin America: 4.3%
                    >Mexico: 2.5%
  9,000,000         Grupo Industrial Bimbo                            20,090
                    Bread, Baked Goods & Snacks
  5,000,000         Corp Interamericana de                            19,974
                    Entretenimiento (b)
                    Special Events & Live Entertainment
  3,500,000         Kimberly Clark de Mexico                          13,575
                    Paper Products
  5,450,000         Cifra SA Series V (b)                             10,940
                    Discount Stores
  5,000,000         Grupo Continental                                  7,282
                    Beverages
----------------------------------------------------------------------------
                                                                      71,861
                    >Brazil: 1.2%
    750,000         Embratel                                          20,438
                    Long Distance Telecommunications Provider
    340,000         TeleSudeste Celular                               13,196
                    Cellular Telecommunications Provider
----------------------------------------------------------------------------
                                                                      33,634
                    >Argentina: 0.5%
    400,000         IRSA GDS                                          12,938
                    Real Estate Management & Development
     30,000         El Sitio (b)                                       1,102
                    Internet Network for Spanish & Portuguese
----------------------------------------------------------------------------
                                                                      14,040

                    >Peru: 0.1%
  7,000,000         Enrique Ferreyros                                  3,791
                    Heavy Machinery Dealer
                                                                   ---------
Latin America: Total                                                 123,326

----------------------------------------------------------------------------
Other Countries: 14.8%
                    >Australia: 3.2%
  7,500,000         ERG                                               42,130
                    Smart Card Systems for Public Transportation
  4,500,000         Computershare                                     22,174
                    Financial Software/Services
  5,000,000         AAPT (b)                                          17,115
                    Telecommunications Provider
  2,000,000         KeyCorp (b)(c)                                    10,762
                    Smart Card Technology
----------------------------------------------------------------------------
                                                                      92,181

Number of Shares                                                     Value (000)
--------------------------------------------------------------------------------

                 >Canada: 5.2%
  1,200,000      Celestica (b)                                       $   67,035
                 Electronic Manufacturing Services
    720,000      Canadian Natural Resources (b)                          17,547
                 Oil & Gas Producer
    750,000      Power Financial                                         12,445
                 Financial Services Holding Company
    500,000      Cinar (b)                                               12,250
                 Children's TV Programming
    500,000      Corus Entertainment (b)                                 10,198
                 CATV Programming & Radio Stations
    500,000      Penn West Petroleum (b)                                  9,766
                 Oil & Gas Producer
  1,200,000      Bracknell (b)                                            5,393
                 Electrical Contractor & Facilities Management
    400,000      Leitch Technology (b)                                    4,923
                 Television Production Equipment
    600,000      LGS Group (b)                                            4,853
                 Computer Systems Integrator
  4,000,000      Dundee Realty (b)                                        4,038
                 Real Estate
    110,000      Mosaic (b)                                                 852
                 Outsourcing Market Services
--------------------------------------------------------------------------------
                                                                        149,300

                 >Israel: 2.7%
    800,000      Amdocs (b)                                              27,600
                 Telecommunications Billing & Customer
                 Care Software
    170,000      Gilat Satellite Network (b)                             20,188
                 Satellite Communications Equipment
    650,000      Galileo Technology (b)                                  15,681
                 Communications Semiconductors
    350,000      ECI Telecom                                             11,069
                 Telecommunications Equipment
     75,000      Radware (b)                                              3,234
                 Internet Infrastructure & Internet Traffic
--------------------------------------------------------------------------------
                                                                         77,772

Principal Amount of
Number of Shares                                                      Value(000)
--------------------------------------------------------------------------------

                    >South Africa: 1.3%
  6,000,000         Dimension Data (b)                               $   37,674
                    Networks & Computer Services

                    >Russia: 0.0%
 $1,500,000         Khanty Mansiysk 10% Notes
                    Due 10/14/02 (b)                                        750
      4,001         Khanty Mansiysk (b)                                     150
                    Oil Production in Russia
--------------------------------------------------------------------------------
                                                                            900

                    >United States: 2.4%
    400,000         MIH (b)                                              23,600
                    Pay-TV
    300,000         AES Corporation (b)                                  22,425
                    Power Plants
    475,000         Global TeleSystems                                   16,447
                    Telecommunications Provider
    500,000         Azurix (b)                                            4,469
                    Owner & Operator of Water Utilities
--------------------------------------------------------------------------------
                                                                         66,941
                                                                    ------------
Other: Total                                                            424,768

Total Common Stocks and Other
  Equity-Like Securities: 96.7%                                     ------------
                                                                      2,774,050
                    (Cost: $1,188,760)

Short-Term Obligations: 3.1%
                    Yield 4.00% Due 1/03 - 1/06/00
     $64,438        Associates First Capital                             64,424
      25,000        Bell Atlantic Financial                              24,986
                                                                    ------------
                    (Amortized Cost: $89,410)                            89,410

                                                                    ------------
Total Investments: 99.8%                                              2,863,460
                    (Cost: $1,278,170)

Cash and Other Assets less Liabilities: 0.2%                              4,743

                                                                    ------------
Total Net Assets: 100%                                               $2,868,203
================================================================================

--------------------------------------------------------------------------------
>Notes to Statement of Investments:
(a) At December 31, 1999, for federal income tax purposes, cost of investments was $1,344,131,000 and net unrealized appreciation was $1,519,329,000, consisting of gross unrealized appreciation of $1,570,379,000 and gross unrealized depreciation of $51,050,000.
(b)  Non-income producing security.
(c) On December 31, 1999, the Fund held the following percentages of the outstanding voting shares of the affiliated companies (ownership of at least 5%) listed below:

Talentum (Finland)................ 9.19%   KeyCorp (Australia)............ 6.40%
Filmes Lusomundo (Portugal)....... 7.08%

The aggregate cost and value of investments in these companies at December 31, 1999, was $20,950,000 and $53,129,000, respectively. The market value of these securities represents 1.85% of the total net assets at December 31, 1999. During the period ended December 31, 1999, the cost of purchases and proceeds from sales in affiliated companies was $13,398,000 and $12,962,000 respectively. Net dividends received from these companies amounted to $381,000 and net realized loss on sales on investments in such companies amounted to $15,750,000.

(d) At December 31, 1999, $741,228,000 or 25.8% of the Fund's net assets was denominated in the Euro currency.

Acorn International
    >Portfolio Diversification

At December 31, 1999, the Fund's portfolio of investments as a percent of net assets was diversified as follows:

                                  Value (000)                    Percent
--------------------------------------------------------------------------
>Information
Computer Services               $    458,867                        16.0%
Telephone Services                   178,031                         6.2
Publishing                           169,158                         5.9
CATV                                 106,683                         3.7
Transaction Processors                75,066                         2.6
Business Software                     71,915                         2.5
Programming                           58,571                         2.0
Radio                                 42,646                         1.5
Contract Manufacturing                39,628                         1.4
Semiconductors                        35,920                         1.3
Computer Hardware                     34,403                         1.2
Instrumentation                       32,909                         1.1
Broadcasting                          28,786                         1.0
Business Information                  25,084                         0.9
Telephone Equipment                   20,188                         0.7
Marketing                             15,464                         0.5
Internet                              13,203                         0.5
Mobile Communications                 13,196                         0.5
Advertising                            3,430                         0.1
--------------------------------------------------------------------------
                                   1,423,148                        49.6

>Health Care
Hospital Management                   39,740                         1.4
Services                              18,986                         0.7
Pharmaceuticals                       14,591                         0.5
Hospital/Laboratory Supplies          10,081                         0.3
Medical Equipment                      9,158                         0.3
--------------------------------------------------------------------------
                                      92,556                         3.2


>Consumer Goods/Services
Travel                               102,776                         3.6
Consumer Services                     91,952                         3.2
Entertainment                         90,295                         3.1
Retail                                73,310                         2.6
Restaurants                           37,738                         1.3
Food                                  34,946                         1.2
Nondurables                           33,289                         1.2
Consumer Software                     26,575                         0.9
Beverages                              7,282                         0.3
Durable Goods                          5,321                         0.2
Manufacturers                          5,196                         0.2
Consumer Goods Distribution            3,341                         0.1
--------------------------------------------------------------------------
                                     512,021                        17.9

>Finance
Finance Companies                 $   89,621                         3.1%
Money Management                      78,946                         2.7
Insurance                             38,898                         1.4
Brokerage                             16,695                         0.6
Banks                                 13,202                         0.5
Closed-End Funds                         533                         0.0
--------------------------------------------------------------------------
                                     237,895                         8.3


>Industrial Goods/Services
Outsourcing Services                 174,528                         6.1
Electrical Components                166,059                         5.8
Machinery Processing                  16,718                         0.6
Industrial Services                   16,710                         0.6
Industrial Materials                  10,868                         0.3
Specialty Chemicals                    9,038                         0.3
--------------------------------------------------------------------------
                                     393,921                        13.7


>Energy/Minerals
Oil/Gas Producers                     28,213                         1.0
Independent Power                     22,425                         0.7
Oil Services                           4,516                         0.2
--------------------------------------------------------------------------
                                      55,154                         1.9

>Other Industries
Transportation                        32,057                         1.1
Real Estate                           16,976                         0.6
Regulated Utilities                   10,322                         0.4
--------------------------------------------------------------------------
                                      59,355                         2.1


Total Common Stocks and
                                  ----------------------------------------
   Other Equity-Like Securities:   2,774,050                        96.7

Short-Term Obligations:               89,410                         3.1

                                  ----------------------------------------
Total Investments:                 2,863,460                        99.8

Cash and Other Assets less
   Liabilities:                        4,743                         0.2
                                  ----------------------------------------
Net Assets:                      $ 2,868,203                       100.0%
==========================================================================

ACORN FUND
     >Major Portfolio Changes in the Fourth Quarter

                                                       Number of Shares
                                                    ----------------------
                                                      9/30/99   12/31/99
Additions
--------------------------------------------------------------------------
    Information
American Management Systems                                 0    250,000
American Power Conversion                             350,000    550,000
Aztec Technology Partners                             987,000  1,616,000
Bigfoot                                                     0    263,158
Cambridge Technology                                        0    500,000
Cinar (Canada)                                              0    300,000
Classic Communications                                      0    200,000
Corus Entertainment (Canada)                          219,500    500,000
Dionex                                                      0     98,000
Hyperion Solutions                                          0    200,000
Indus International                                         0    300,000
Internet Commerce                                           0    197,725
MAPICS                                                      0    280,000
Meta Group                                                  0    104,000
Micros Systems                                        700,000    765,000
Navidec                                                     0     61,000
Online Resources                                      310,000    470,000
Pioneer-Standard Electronics                          790,000    890,000
Playboy Enterprises                                   345,000    550,000
Plexus                                                      0     35,000
Salem Communications                                        0    137,000
Varian                                                      0    520,000
Young Broadcasting                                    695,000    785,000

--------------------------------------------------------------------------
    Health Care
Genzyme Molecular Oncology Division                         0    190,000
Techne                                                      0     27,000

--------------------------------------------------------------------------
    Consumer Goods/Services
Bally Total Fitness                                   540,000  1,250,000
Calloway Golf                                               0    100,000
Education Management                                        0    234,000
Gaiam                                                       0    160,000
Helen of Troy                                               0    460,000
Hollywood Park                                        300,000    360,000
Isle of Capri Casino                                        0    650,000
ITT Educational Services                              319,000    600,000
MotherNature.com                                            0    130,000
Nautica Enterprises                                   590,000    725,000
Quiksilver                                                  0    200,000
Station Casinos                                       400,000  1,080,000
Steiner Leisure                                        75,000    270,000

--------------------------------------------------------------------------
    Finance
Ace Cash Express                                      390,000    570,000
AmeriCredit                                         3,632,000  3,912,000
CCB Financial                                               0    180,000
Commonwealth Bancorp                                  622,000    702,000
Creditrust                                            525,000    700,000
DVI Health Services                                   600,000    750,000
HCC Insurance Holdings                                320,000    820,000
Neuberger Berman                                            0    650,000
People's Bank Bridgeport                            1,602,000  1,842,000
Philadelphia Consolidated Holding                           0    675,000
Phoenix Investment Partners                         2,679,000  3,019,000
RLI                                                         0    300,000
SEI Investments                                       539,000    555,000
Terra Nova Bermuda                                    252,000    322,000
Texas Regional Bancshares                             612,000    672,000
UICI                                                1,155,000  1,291,000

--------------------------------------------------------------------------
    Industrial Goods/Services
AK Steel                                              450,000    650,000
Labor Ready                                         2,220,000  2,500,000
Mobile Mini                                           294,000    520,000
Wackenhut, Cl. B                                    1,326,000  1,526,000

--------------------------------------------------------------------------
    Energy/Minerals
Basin Exploration                                     175,000    350,000
Cross Timbers Oil                                   1,400,000  1,615,000
Hanover Compressor                                    125,000    205,000
Newpark Resources                                           0  1,120,000
Precision Drilling (Canada)                           139,100    530,000
Ulster Petroleums (Canada)                            200,000    400,000
US Aggregates                                               0    283,000

--------------------------------------------------------------------------
    Other Industries
Amli Residential                                            0    250,000
Azurix                                                283,000  1,300,000
BRE Properties                                              0    250,000
Conectiv                                                    0    600,000
First Washington Realty Trust,
Cv. Pfd.                                              120,000    240,000
Manufactured Home Communities                               0    400,000
Security Capital European Realty                      823,437    903,125
SL Green Realty                                             0    500,000
Stericycle                                            152,000    287,000
Summit Properties                                           0    250,000
Unisource Energy                                      700,000    865,000

ACORN FUND
     >Major Portfolio Changes in the Fourth Quarter, continued

                                                       Number of Shares
                                                    ----------------------
                                                      9/30/99   12/31/99
Sales
--------------------------------------------------------------------------
    Information
AppNet Systems                                        135,000          0
Aspect Communications                                 284,000          0
Berjaya Sports Toto (Malaysia)                        590,000          0
BISYS                                                 141,000     95,000
Concord EFS                                           450,000    380,000
Cumulus Media                                         150,000    100,000
Electronic Arts                                       200,000          0
Granite Broadcasting                                  558,000    250,000
IMR Global                                            400,000          0
Intermet                                              260,000          0
Jabil Circuit                                         300,000    200,000
Keane                                                  75,000          0
Kronos                                                903,000    713,000
Liberty Media Group, AT&T                           2,300,000  1,500,000
NTL (United Kingdom)                                  644,000    250,000
(includes effect of 5 for 4 stock split)
Oak Industries                                        450,000    200,000
Pinnacle Holdings                                     500,000    355,000
Project Software                                       54,000          0
RCN                                                 1,484,000    584,000
REMEC                                                 262,000          0
RSA Security                                          200,000    100,000
Sanmina                                               150,000          0
Solectron                                             800,000    400,000
Sterling Commerce                                     280,000          0
Sykes Enterprises                                     724,000    650,000
Tele Celular Sul (Brazil)                              50,000          0
THQ                                                   200,000    245,000
(includes effect of 3 for 2 stock split)
TV Guide                                              366,000          0
Varitronix International
(Hong Kong)                                         1,795,000          0
World Color Press                                     140,000          0

--------------------------------------------------------------------------
    Health Care
Lincare Holdings                                    2,374,000  2,038,000
Olympus Optical (Japan)                               300,000          0
Respironics                                           541,000          0

--------------------------------------------------------------------------
    Consumer Goods/Services
Carnival                                            1,500,000  1,100,000
Harley-Davidson                                     1,260,000  1,000,000
Resorts World Berhad (Malaysia)                       750,000          0
Royal Caribbean Curises                               120,000          0

--------------------------------------------------------------------------
    Finance
Foremost                                               77,000          0
FPIC Insurance                                        340,000          0
Peoples Heritage Financial                            138,000          0
Washington Federal                                    782,000          0

--------------------------------------------------------------------------
    Industrial Goods/Services
C H Robinson                                          426,000    350,000
Cambrex                                               300,000          0
Expeditors International of
Washington                                          1,500,000  1,411,000
Flughafen Wien (Austria)                              180,000          0
HA LO Industries                                      626,000          0

--------------------------------------------------------------------------
    Energy/Minerals
Atmos Energy                                          800,000    600,000
 Canadian Natural Resources
(Canada)                                              585,000    385,000
Devon Energy                                          630,000    600,000
MidAmerican Energy                                  1,500,000          0

--------------------------------------------------------------------------
    Other Industries
Equity Residential                                    260,000          0

Acorn Fund
     >Statement of Investments December 31, 1999

Number of Shares                                                                  Value (000)
---------------------------------------------------------------------------------------------

                                                                     Common Stocks and Other
                                                                Equity-Like Securities: 92.2%
---------------------------------------------------------------------------------------------
Information:  38.4%
              Media
              >Broadcasting: 1.7%
     785,000  Young Broadcasting (b)                                      $      40,035
              Television Stations
     819,000  Data Transmission Network (b) (c)                                  14,128
              Data Services for Farmers
     100,000  Cumulus Media (b)                                                   5,075
              Radio Stations in Small Cities
     137,000  Salem Communications (b)                                            3,100
              Radio Stations for Religious Programming
     300,000  Shop at Home (b)                                                    2,981
              Television Home Shopping Network
     250,000  Granite Broadcasting (b)                                            2,531
              Television Stations
---------------------------------------------------------------------------------------
                                                                                 67,850
              >Television Programming CATV: 2.9%
   1,500,000  Liberty Media Group, AT&T (b)                                      85,125
              Cable & Satellite Programming
     550,000  Playboy Enterprises (b)                                            13,372
              CATV & Satellite Programming, Publishing
     500,000  Corus Entertainment (Canada) (b)                                   10,198
              CATV Programming & Radio Stations
     300,000  Cinar (Canada) (b)                                                  7,350
              Children's TV Programming
       9,000  Fox Kids Europe (Netherlands) (b)                                     115
              Cartoons
---------------------------------------------------------------------------------------
                                                                                116,160
              Telecommunications
              >Telecommunications/Wireline
              Communications: 2.3%
     250,000  NTL (United Kingdom) (b)                                           31,188
              Voice, Video & Data Services
     584,000  RCN (b)                                                            28,324
              Metro Market CLEC: Voice, Video &
              Internet Services
     354,000  Commonwealth Telephone (b)                                         18,718
              Rural Market CLEC: Local, Long Distance & Internet Services
     200,000  Classic Communications (b)                                          7,312
              Cable Television in Rural Areas
     230,000  Startec Global Communications (b)                                   4,834
              International Telecommunications
      36,000  Thus (United Kingdom) (b)                                             226
              Emerging Telecommunications
---------------------------------------------------------------------------------------
                                                                                 90,602

              >Mobile Communications: 2.8%
     580,000  Telephone and Data Systems                                         73,080
              Cellular & Telephone Services
     355,000  Pinnacle Holdings (b)                                              15,043
              Towers for Cellular, PCs & Paging
     420,000  Price Communications (b)                                           11,681
              Cellular Telephone Services
     355,000  COMARCO (b) (c)                                                     8,342
              Wireless Network Testing
---------------------------------------------------------------------------------------
                                                                                108,146

Principal Amount or
Number of Shares                                                             Value (000)
---------------------------------------------------------------------------------------

              >Telecommunications Equipment: 0.1%
      36,000  Comverse Technology (b)                                             5,211
              Voicemail & Other Enhanced Services Equipment

              Computer Related Hardware
              >Computer Hardware/
              Related Systems: 2.9%
     765,000  Micros Systems (b)                                                 56,610
              Information System for Restaurants & Hotels
     713,000  Kronos (b) (c)                                                     42,780
              Labor Management Solutions
     550,000  American Power Conversion (b)                                      14,506
              Uninterruptable Power Systems
---------------------------------------------------------------------------------------
              >Semiconductors                                                   113,896
              Related Equipment: 0.5%
     200,000  Oak Industries (b)                                                 21,225
              Communications Components

              >Gaming Equipment: 2.1%
   2,342,000  International Game Technology                                      47,572
              Slot Machines & Progressive Jackpots
     450,000  Anchor Gaming (b)                                                  19,547
              Slot Machines & Casinos
   1,000,000  Aristocrat Leisure (Australia)                                     14,388
              Slot Machines
---------------------------------------------------------------------------------------
                                                                                 81,507

              >Contract Manufacturing: 2.0%
     400,000  Solectron (b)                                                      38,050
              Electronic Manufacturing Services
     200,000  Jabil Circuit (b)                                                  14,600
              Electronic Manufacturing Services
     350,000  Applied Power                                                      12,862
              Electronic Enclosures & Industrial Products
   2,000,000  Natsteel Electronics (Singapore)                                   10,567
              Electronic Manufacturing Services
      35,000  Plexus (b)                                                          1,540
              Electronic Manufacturing Services
---------------------------------------------------------------------------------------
                                                                                 77,619

              >Instrumentation: 1.4%
     480,000  Mettler Toledo (b)                                                 18,330
              Laboratory Products
     520,000  Varian (b)                                                         11,700
              Analytical Instruments
     613,000  Thermoquest (b)                                                     6,322

$  1,500,000  Thermoquest, 5% Note Due 8/15/00                                    1,470
              Mass Spectrometry & Chromatography
$  5,000,000  Thermo Optek, 5% Note Due 10/15/00                                  4,900
     265,000  Thermo Optek                                                        3,014
              Elemental & Molecular Spectroscopy
      98,000  Dionex (b)                                                          4,036
              Ion & Liquid Chromatography
     266,000  Onix Systems (b)                                                    1,629
              Field Measurement & Sensor Equipment
     232,000  Metrika Systems (b)                                                 1,392
              Gamma Ray Instrumentation
---------------------------------------------------------------------------------------
                                                                                 52,793

Acorn Fund
     >Statement of Investments, continued

Principal Amount or
Number of Shares                                                                  Value (000)
---------------------------------------------------------------------------------------------
              >Business Software: 1.2%
   1,075,000  Systems & Computer Technology (b)                                 $    17,469
              Enterprise Software & Services
     687,000  JDA Software Group (b)                                                 11,250
              Applications/Software & Services for Retailers
     200,000  Hyperion Solutions (b)                                                  8,700
              Analytical Application Software
     300,000  Indus International (b)                                                 3,656
              Enterprise Asset Management Software
     280,000  MAPICS (b)                                                              3,535
              Mid Market ERP Systems
     100,000  Entra Data (Sweden)                                                     2,562
              Business Software
---------------------------------------------------------------------------------------------
                                                                                     47,172

              >Consumer Software: 0.5%
$  6,500,000  Activision, 6.75% Note Due 1/1/05                                       6,532
     400,000  Activision (b)                                                          6,125
              Entertainment Software
     245,000  THQ (b)                                                                 5,681
              Entertainment Software
     250,000  3DO Company (b)                                                         2,273
              Entertainment Software
---------------------------------------------------------------------------------------------
                                                                                     20,611
              >Computer Services: 5.2%
   1,000,000  WM Data Nordic (Sweden)                                                61,806
              Computer Services/Consulting
     230,000  Atos (France) (b)                                                      38,098
              Computer Services/Transaction Processing
     650,000  Sykes Enterprises (b)                                                  28,519
              Call Center Services
     171,084  Getronics (Netherlands)                                                13,636
              Computer Services/Consulting
     500,000  Cambridge Technology (b)                                               13,125
              Software Implementation Services
     790,000  Computer Task Group                                                    11,702
              Application Development & Staffing Services
     642,000  RCM Technologies (b) (c)                                               11,075
              Technology Staffing Services
     250,000  American Management Systems (b)                                         7,844
              Software Development Services
   1,616,000  Aztec Technology Partners (b) (c)                                       7,373
              Application Development & Maintenance Services
      95,000  BISYS (b)                                                               6,199
              Processing for Banks
     214,000  Analysts International                                                  2,675
              Technology Staffing Services
     104,000  Meta Group (b)                                                          1,976
              IT Publications & Consulting Services
---------------------------------------------------------------------------------------------
                                                                                    204,028
              Software/Services
              >Business Information/Marketing
              Services/Publishing: 3.8%
     800,000  Getty Images (b)                                                       39,100
              Photographs for Publications & Electronic
              Media
   2,400,000  InfoUSA (b)                                                            33,450
              Business Data for Sales Leads

Number of Shares                                                                  Value (000)
---------------------------------------------------------------------------------------------

   1,100,000  PRIMEDIA (b)                                                 $         18,150
              Specialty Magazines & Other Publications
     356,000  Choicepoint (b)                                                        14,729
              Fraud Protection Information
     450,000  Information Holdings (b)                                               13,078
              Scientific & Medical Publications,
              Patent Information
     445,000  West Teleservices (b)                                                  10,875
              Customer Care & Sales Support
     403,000  ACNielsen (b)                                                           9,924
              Market Research, Information & Analysis
     350,000  Acxiom (b)                                                              8,400
              Database Marketing Services
---------------------------------------------------------------------------------------------
                                                                                    147,706
              >Internet: 6.6%
     235,000  Softbank Corporation (Japan)                                          224,817
              Internet Services/Investment Holdings
     470,000  Online Resources (b)                                                    7,814
              Internet Banking Technology
     100,000  RSA Security (b)                                                        7,750
              Enterprise Security Software
     197,725  Internet Commerce (b)                                                   5,046
              E-Commerce Service Network
       2,683  Bigfoot International (b) (c)                                           4,024
     263,158  Bigfoot International, Series A (b) (c)                                 2,500
              Internet Direct Marketing
     511,630  NeoPlanet, Series A (b)                                                 2,000
              Web Browser
     250,000  Musicmaker.com (b)                                                      1,469
              Make Your Own Music CD
     61,000   Navidec (b)                                                               732
              Internet Computer Services
     47,855   GIGA (b)                                                                  197
     29,714   GIGA Warrants (b)                                                           4
              Data on Information Technology
---------------------------------------------------------------------------------------------
                                                                                    256,353

              >Electronics Distribution: 0.5%
     890,000  Pioneer-Standard Electronics                                           12,849
              Component & Computer Distribution
     300,000  Kent Electronics (b)                                                    6,825
              Component Distribution & Contract Assembly
---------------------------------------------------------------------------------------------
                                                                                     19,674
              >Transaction Processors: 1.9%
   1,874,000  National Data (c)                                                      63,599
              Credit Card & Health Claims Processor
     380,000  Concord EFS (b)                                                         9,785
              Credit Card Processor
---------------------------------------------------------------------------------------------
                                                                                     73,384

Information: Total                                                                1,503,937
Health Care: 7.7%
              >Biotechnology/Drug Delivery: 3.7%
     525,000  Myriad Genetics (b) (c)                                                24,150
              Gene Discovery & Diagnostic Products
     329,000  Protein Design Labs (b)                                                23,030
              Computer Designed Monoclonal Antibodies
     450,000  Inhale Therapeutic Systems (b)                                         19,153
              Pulmonary Drug Delivery

Number of Shares                                               Value (000)
--------------------------------------------------------------------------

     230,000     CuraGen (b)                                      $ 16,042
                 Gene Based Drug Development
     664,000     Genome Therapeutics (b)                            10,707
                 Gene Discovery Services
     160,000     Incyte Pharmaceutical (b)                           9,600
                 Gene Sequencing
   7,350,000     Nadro, Series L (Mexico)                            9,309
                 Pharmaceutical Distributor
     915,000     Microcide Pharmaceuticals (b) (c)                   8,121
                 Antibiotics
   1,508,000     Corvas International (b) (c)                        6,692
                 Rational Drug Design
     529,000     NPS Pharmaceuticals (b)                             6,480
                 Small Molecule Drugs
     351,000     Guilford Pharmaceuticals (b)                        5,967
                 Drug Delivery & Neurology Drugs
     768,000     Synaptic Pharmaceuticals (b) (c)                    5,184
                 Receptor Targeted Drug Design
     190,000     Genzyme Molecular
                 Oncology Division (b)                               1,330
                 Gene Expression Technology &
                 Cancer Drugs
--------------------------------------------------------------------------
                                                                   145,765
                 >Medical Equipment: 0.6%
     299,000     Wesley Jessen Vision (b)                           11,325
                 Contact Lenses
     407,000     Orthofix International (b)                          5,825
                 Bone Fixation & Stimulation Devices
     443,000     Acuson (b)                                          5,565
                 Ultrasound Devices

--------------------------------------------------------------------------
                                                                    22,715

                 >Hospital/Laboratory Supplies: 0.0%
      27,000     Techne (b)                                          1,487
                 Cytokines, Antibodies, Other Reagents for
                 Life Sciences
                 >Services: 3.4%
   2,038,000     Lincare Holdings (b)                               70,693
                 Home Health Care Services
   1,952,000     First Health Group (b)                             52,460
                 PPO Network
   1,280,000     Magellan Health Services (b)                        8,080
                 Mental Health Services
--------------------------------------------------------------------------
                                                                   131,233
                                                                  --------
Health Care: Total                                                 301,200

--------------------------------------------------------------------------
Consumer Goods/Services: 11.8%
                 Goods
                 >Leisure Vehicles: 2.0%
   1,000,000     Harley-Davidson                                    64,062
                 Motorcycles & Related Merchandise
     341,000     Thor Industries                                    10,379
                 RV's & Busses
   2,200,000     Ducati Motor (Italy) (b)                            5,701
                 Motorcycles & Related Merchandise
--------------------------------------------------------------------------
                                                                    80,142

                >Furniture: 0.3%
     520,000    Herman Miller                                       11,960
                Office Furniture
                >Beverages: 0.1%
      23,000    Binding-Brauerei (Germany)                        $  4,583
                Brewery
                >Nondurables: 0.2%
     460,000    Helen of Troy (b)                                    3,335
                Personal Care Products
     401,000    First Years                                          3,333
                Infant & Toddler Products
--------------------------------------------------------------------------
                                                                     6,668

                >Durable Goods: 0.2%
     312,439    Hunter Douglas (Netherlands)                         8,489
                Decorative Window Coverings
                >Textiles/Apparel: 1.0%
     730,000    Jones Apparel (b)                                   19,801
                Women's Apparel
     725,000    Nautica Enterprises (b)                              8,202
                Men's Casual Apparel
     600,000    Unifi (b)                                            7,388
                Polyester & Nylon Fabrics
      85,000    Gildan Activewear (b)                                1,541
                Cotton T-Shirts
--------------------------------------------------------------------------
                                                                    36,932

                Services
                >Retail: 1.9%
   1,600,000    Borders Group (b)                                   25,700
                Bookstores
     400,000    Whole Foods Market (b)                              18,550
                Natural Food Supermarkets
   1,100,000    N. Brown Group (United Kingdom)                     11,009
                Mail Order Clothing in Large Sizes
     729,000    Gadzooks (b) (c)                                     7,153
                Teen Apparel Retailer
     400,000    Panera Bread (b)                                     3,100
                Bakery & Deli Restaurants
     200,000    Quiksilver (b)                                       3,100
                Gen Y Clothing
     160,000    Gaiam (b)                                            2,540
                Healthy Living Catalog & E-Commerce
     100,000    Calloway Golf                                        1,769
                Premium Golf Clubs & Balls
     130,000    MotherNature.com (b)                                   951
                Healthy Living E-Commerce
--------------------------------------------------------------------------
                                                                    73,872
                >Consumer Services: 1.5%
   1,250,000    Bally Total Fitness (b)                             33,359
                National Chain of Fitness Centers
     600,000    ITT Educational Services (b)                         9,263
                Technology Oriented Postsecondary
                Degree Programs
   1,322,600    Airtours (United Kingdom)                            8,119
                Packaged Tour Vacations
     270,000    Steiner Leisure (b)                                  4,506
                Spas & Hair/Skin Products on Cruise Ships
     234,000    Education Management (b)                             3,276
                Postsecondary Education
--------------------------------------------------------------------------
                                                                    58,523

Acorn Fund
     >Statement of Investments, continued

Number of Shares                                               Value (000)
--------------------------------------------------------------------------

                >Casinos: 1.1%
  1,080,000     Station Casinos (b)                               $ 24,233
                Casinos & Riverboats
    650,000     Isle of Capri Casino (b)                             8,572
                Five Casinos in Secondary Markets
    360,000     Hollywood Park (b)                                   8,078
                Casinos & Card Clubs
    535,000     Monarch Casino & Resort (b) (c)                      2,809
                Casino/Hotel in Reno
     63,000     Lakes Gaming (b)                                       500
                Hotel & Casino in Biloxi & Gulfport
--------------------------------------------------------------------------
                                                                    44,192

                >Cruise Lines: 3.5%
  8,130,000     Star Cruises (Singapore)                            82,926
                Cruising/Casino Operations
  1,100,000     Carnival                                            52,594
                Largest Cruise Line
    410,000     Royal Olympic Cruise (b)                             1,999
                Cruises in Mediterranean
--------------------------------------------------------------------------
                                                                   137,519
                                                                  --------
Consumer Goods/Services: Total                                     462,880


--------------------------------------------------------------------------
Finance: 13.8%
                >Banks: 1.6%
    799,000     TCF Financial                                       19,875
                Great Lakes Bank
    672,000     Texas Regional Bancshares                           19,488
                TexMex Bank
    414,000     Chittenden                                          12,265
                Vermont & West Massachusetts
                Bank
    180,000     CCB Financial                                        7,841
                North Carolina Bank
    400,000     Eldorado Bancshares (b)                              4,300
                California Bank
--------------------------------------------------------------------------
                                                                    63,769

                >Savings & Loans: 1.3%
  1,842,000     Peoples Bank Bridgeport                             38,912
                Connecticut Savings & Loan
    702,000     Commonwealth Bancorp (c)                            11,671
                Philadelphia Savings & Loan
--------------------------------------------------------------------------
                                                                    50,583

                >Insurance: 3.4%
    600,000     Protective Life                                     19,088
                Life/Dental Insurance
  1,291,000     UICI (b)                                            13,636
                Insurance/Specialty Insurance
     78,000     Markel (b)                                          12,090
                Specialty Insurance
    511,000     Leucadia National                                   11,817
                Insurance Holding Company
    820,000     HCC Insurance Holdings                              10,814
                Aviation Insurance
    488,000     Baldwin & Lyons, Cl. B                              10,797
                Trucking Insurance
    300,000     RLI                                                 10,200
                Specialty Insurance
--------------------------------------------------------------------------

    154,308     ASR Verzekeringsgroep                             $  9,814
                (Netherlands)
                Auto/Life Insurance
    675,000     Philadelphia Consolidated                            9,788
                Holding (b) (c)
                Specialty Insurance
    322,000     Terra Nova Bermuda                                   9,660
                Specialty Re-Insurance
    274,000     United Fire & Casualty                               6,199
                Property & Casualty
    210,000     StanCorp Financial                                   5,289
                Group Life, Disability & 401K
    612,000     Acceptance Insurance (b)                             3,557
                Crop Insurance
--------------------------------------------------------------------------
                                                                   132,749

                >Money Management: 4.6%
    555,000     SEI Investments                                     66,054
                Mutual Fund Administration
  3,019,000     Phoenix Investment Partners (c)                     24,529
                Mutual Fund & Pension Manager
  1,500,000     Banca Fideuram (Italy)                              17,752
                Life Insurance & Mutual Funds
  1,034,000     Pioneer Group (b)                                   16,286
                Equity Mutual Funds
    650,000     Neuberger Berman                                    16,169
                Major Asset Management Company
  1,063,000     Baker Fentress                                      15,081
                Closed-End Investment Company
    300,000     Affiliated Managers Group (b)                       12,131
                Mutual Fund & Pension Manager
  1,250,000     Edinburgh Fund Managers
                (United Kingdom)                                    10,723
                Investment Management
    200,000     The Investment Company of
                China (China) (b)                                    1,112
                Closed-End Fund
--------------------------------------------------------------------------
                                                                   179,837
                >Finance Companies: 2.9%
  3,912,000     AmeriCredit (b) (c)                                 72,372
                Auto Lending
    750,000     DVI Health Services (b)                             11,391
                Leases for Big Medical Equipment
    570,000     Ace Cash Express (b) (c)                            10,545
                Check Cashing Stores
  1,820,000     World Acceptance (b) (c)                             8,759
                Personal Loans
  1,375,000     Capital Trust (b) (c)                                6,875
                Mortgage Loans
    700,000     Creditrust (b) (c)                                   5,381
                Buys Defaulted Credit Card Paper
--------------------------------------------------------------------------
                                                                   115,323
                                                                  --------
Finance: Total                                                     542,261

--------------------------------------------------------------------------
Industrial Goods/Services: 8.1%
                >Steel: 1.0%
    820,000     Gibraltar Steel (c)                                 19,167
                Steel Processing

Number of Shares                                            Value (000)
-----------------------------------------------------------------------
    650,000    AK Steel                                         $12,269
               Carbon & Stainless Steel Producer
    420,000    Atchison Casting (b) (c)                           3,832
               Steel Foundries
    245,000    A M Castle                                         2,879
               Steel Distribution
-----------------------------------------------------------------------
                                                                 38,147
               >Industrial Goods: 0.8%
  1,000,000    Clarcor                                           18,000
               Engines, Mobile & Environmental Filtration
    538,000    Applied Industrial Technologies                    8,944
               Industrial Components Distribution
    550,000    Advanced Lighting Technologies (b)                 3,162
               Metal Halide Lighting
-----------------------------------------------------------------------
                                                                 30,106
               >Specialty Chemicals & Industrial
                Materials: 0.9%
  1,100,000    Lilly Industries, Cl. A                           14,781
               Industrial Coatings
    346,121    SYMEX (b)                                          9,345
               Combinatorial Materials
    732,000    RPM                                                7,457
               Specialty Coatings & Paint
    100,000    Spartech                                           3,225
               Plastics Distribution & Compounding
    139,000    Brunswick Technologies (b)                           495
               Fiberglass Fabric for Composites
-----------------------------------------------------------------------
                                                                 35,303
               >Outsourcing Services &
                Training: 0.9%
  2,500,000    Labor Ready (b) (c)                               30,313
               Temporary Manual Labor
    600,000    GP Strategies (b) (c)                              3,675
               Training Programs
    500,000    International Total Services (b) (c)                 594
               Aviation Services
-----------------------------------------------------------------------
                                                                 34,582
               >Logistics: 2.7%
  1,411,000    Expeditors International
               of Washington                                     61,819
               International Freight Forwarder
    759,000    Hub Group (b)                                     15,180
               Truck & Rail Freight Forwarder
    350,000    C H Robinson                                      13,912
               Truck Freight Forwarder
    200,000    Forward Air (b)                                    8,675
               Freight Transportation Between Airports
    860,000    Airnet Systems (b) (c)                             6,127
               Check & Other Small Package Shipment
-----------------------------------------------------------------------
                                                                105,713
               >Other Industrial Services: 1.8%
  1,200,000    Serco Group (United Kingdom)                      37,657
               Facilities Management
  1,526,000    Wackenhut, Cl. B                                  15,737
     31,000    Wackenhut, Cl. A                                     463
               Prison Management
    520,000    Mobile Mini (b)                                  $11,180
               Leases Portable Storage Units
  1,000,000    Aeroporti di Roma (Italy)                          6,521
               Airport Management
-----------------------------------------------------------------------
                                                                 71,558
                                                                -------
Industrial Goods/Services: Total                                315,409

-----------------------------------------------------------------------
Energy/Minerals: 7.1%
               >Independent Power: 2.2%
  1,164,000    AES Corporation (b)                               87,009
      1,852    AES Corporation Warrants (b)                         231
               Power Plants
-----------------------------------------------------------------------
                                                                 87,240
               >Oil/Gas Producers: 2.5%
  2,100,000    Tesoro Petroleum (b) (c)                          24,281
               Oil Refinery/Gas Producer
    600,000    Devon Energy                                      19,725
               Oil & Gas Producer
  1,615,000    Cross Timbers Oil                                 14,636
               Oil & Gas Producer
    530,000    Precision Drilling (Canada) (b)                   13,558
               Oil & Gas Well Driller
    385,000    Canadian Natural Resources
               (Canada) (b)                                       9,383
               Oil & Gas Producer
    350,000    Basin Exploration (b)                              6,169
               Oil & Gas Producer
    300,000    Evergreen Resources (b)                            5,925
               Oil & Gas Producer
    400,000    Ulster Petroleums (Canada) (b)                     3,554
               Oil & Gas Producer
    800,000    Tipperary (b) (c)                                  1,100
               Oil & Gas Producer
-----------------------------------------------------------------------
                                                                 98,331
               >Distribution/Marketing/Refining: 1.8%
    900,000    Equitable Resources                               30,037
               Natural Gas Utility & Producer
  1,200,000    Dynegy                                            29,175
               Natural Gas & Electric Processing,
               Production & Marketing
    600,000    Atmos Energy                                      12,262
               Natural Gas Utility
-----------------------------------------------------------------------
                                                                 71,474
               >Mining: 0.1%
    283,000    US Aggregates (b)                                  3,396
               Aggregrates, Ready Mix & Asphalt

               >Oil Services: 0.5%
    205,000    Hanover Compressor (b)                             7,739
               Natural Gas Compressor Rental
  1,120,000    Newpark Resources (b)                              6,860
               Oilfield Fluid Management & Equipment Rental
  1,250,000    Saipem (Italy)                                     4,516
               Offshore Construction
-----------------------------------------------------------------------
                                                                 19,115
                                                                -------
Energy/Minerals: Total                                          279,556

Acorn Fund
    >Statement of Investments, continued


Number of Shares                                            Value (000)
-----------------------------------------------------------------------
Other Industries: 5.3%
              >Real Estate: 4.2%
  968,000     The Rouse Company                                 $20,570
              Regional Shopping Malls
  903,125     Security Capital European Realty (b)               18,063
              Strategic Real Estate Investments
  466,000     Forest City Enterprises,  Cl. B                    14,475
              Shopping Malls
  500,000     First Industrial Realty Trust                      13,719
              Industrial Properties
  412,000     IRSA (Argentina)                                   13,326
              Real Estate Management & Development
  820,000     Cornerstone Properties                             11,992
              Downtown Office Buildings
  500,000     SL Green Realty                                    10,875
              Downtown Office Buildings
  400,000     Manufactured Home Communities                       9,725
              Manufactured Home Communities
  400,000     Macerich Company                                    8,325
              Regional Shopping Malls
  699,000     LaSalle Hotel Properties                            8,170
              Upscale/Full Service Hotels
  385,000     First Washington Realty Trust (c)                   7,195
  240,000     First Washington Realty Trust, Cv.
              Pfd. (c)                                            5,730
              Community Shopping Centers
  250,000     BRE Properties                                      5,672
              Apartments - Class A
  200,000     General Growth Properties                           5,600
              Shopping Malls REIT
  250,000     Amli Residential                                    5,047
              Midwestern Apartments
  250,000     Summit Properties                                   4,469
              Southeastern Apartments
  153,000     Consolidated Tomoka                                 1,951
              16,000 Acres of Florida Land
-----------------------------------------------------------------------
                                                                164,904
              >Waste Management: 0.1%
  287,000     Stericycle (b)                                      5,399
              Medical Waste Disposal

              >Regulated Utilities: 1.0%
1,300,000     Azurix (b)                                         11,619
              Water Utility Holding Company

Principal Amount or
Number of Shares                                             Value (000)
-----------------------------------------------------------------------

  600,000     Conectiv                                          $10,087
              Electric Utility in New Jersey, Delaware
              & Maryland
  865,000     Unisource Energy (b)                                9,677
              Electric Utility in Arizona
  130,000     CH Energy                                           4,290
              Electric Utility in New York
  200,000     Utilicorp United                                    3,888
              Global Utility Holding Company
-----------------------------------------------------------------------
                                                                 39,561
                                                               --------
Other Industries: Total                                         209,864
-----------------------------------------------------------------------
Other Securities: 0.0%                                               19

Total Common Stocks and Other
                                                             ----------
 Equity-Like Securities: 92.2%                               $3,615,126
           (Cost: $2,077,035)

Short-Term Obligations: 7.7%

              Yield 4.00%-6.60% Due 1/3-2/3/00
  $ 39,106    Aetna                                               39,073
    37,110    Ford Motor Credit                                   37,098
    33,386    GTE Corp                                            33,333
    33,232    Exxon                                               33,214
    29,974    Sears                                               29,920
    28,962    AON                                                 28,905
    25,000    Bell Atlantic Financial                             24,989
    18,308    Citicorp                                            18,289
    16,503    Wal-Mart                                            16,491
    14,943    Associates First Capital                            14,940
    14,350    US West                                             14,334
    11,907    US Treasury Bill                                    11,853
                                                               ---------
              (Amortized Cost: $302,439)                         302,439
                                                               ---------
Total Investments: 99.9%                                       3,917,565
                (Cost: $2,379,474)
Cash and Other Assets Less Liabilities: 0.1%                       3,274
                                                               ---------
Total Net Assets: 100%                                        $3,920,839
========================================================================

------------------------------------------------------------------------

>Notes to Statement of Investment:
(a) At December 31, 1999, for federal income tax purposes, cost of investment was $2,318,230,000 and net unrealized appreciation was $1,536,335,000, consisting of gross unrealized appreciation of $1,771,700,000 and gross unrealized depreciation of $235,365,000.
(b) Non-income producing security.

(c) On December 31, 1999, the Fund held the following percentages of the outstanding voting shares of the companies listed below:

     Corvas International............................................ 9.99%
     Sirena Apparel.................................................. 9.92%
     World Acceptance................................................ 9.47%
     First Washington Realty Trust................................... 8.65%
     COMARCO......................................................... 8.28%
     Microcide Pharmaceuticals....................................... 8.24%
     Gadzooks........................................................ 8.17%
     Airnet Systems.................................................. 7.53%
     International Total Services.................................... 7.51%
     Aztec Technology Partners....................................... 7.28%
     Synaptic Pharmaceuticals........................................ 7.15%
     Data Transmission Network....................................... 6.99%
     Phoenix Investment Partners..................................... 6.90%
     Bigfoot International........................................... 6.54%
     Tesoro Petroleum................................................ 6.49%
     Creditrust...................................................... 6.48%
     Gibraltar Steel................................................. 6.38%
     Capital Trust................................................... 6.25%
     RCM Technologies................................................ 5.86%
     Commonwealth Bancorp............................................ 5.86%
     Labor Ready..................................................... 5.84%
     Kronos.......................................................... 5.66%
     Ace Cash Express................................................ 5.66%
     Monarch Casino & Resort......................................... 5.64%
     National Data................................................... 5.53%
     Atchison Casting................................................ 5.49%
     GP Strategies................................................... 5.41%
     Philadelphia Consolidated Holding............................... 5.38%
     Americredit..................................................... 5.32%
     Tipperary....................................................... 5.29%
     Myriad Genetics................................................. 5.19%

The aggregate cost and value of investments in these companies at December 31, 1999, was $391,459,000 and $457,372,000, respectively. The market value of these securities represents 11.67% of the total net assets at December 31, 1999. During the year ended December 31, 1999, cost of purchases and proceeds from sales in affiliated companies was $115,904,000 and $38,702,000, respectively. Dividends received from these companies amounted to $2,378,000 and net realized gain on sales of investments in such companies amounted to $18,100,000.

(d) On December 31, 1999, the market value of foreign securities represents 17.16% of total net assets. The Fund's foreign portfolio was diversified as follows:

                                                       Value(000)   Percent
                                                       ----------   -------
     Japan............................................   $224,817     5.73%
     United Kingdom...................................     98,921     2.52%
     Singapore........................................     93,493     2.38%
     Sweden...........................................     64,368     1.64%
     Canada...........................................     44,042     1.12%
     France...........................................     38,098     0.97%
     Italy............................................     34,490     0.88%
     Netherlands......................................     32,055     0.82%
     Australia........................................     14,388     0.37%
     Argentina........................................     13,326     0.34%
     Mexico...........................................      9,309     0.24%
     Germany..........................................      4,583     0.12%
     China............................................      1,112     0.03%
     Total............................................   $673,002    17.16%

Acorn Family of Funds
    >Report of Independent Auditors

To the Board of Trustees and Shareholders of Acorn Investment Trust

We have audited the accompanying statements of assets and liabilities, including the schedule of investments of Acorn Fund, Acorn International, Acorn USA, Acorn Twenty and Acorn Foreign Forty, comprising the Acorn Investment Trust, as of December 31, 1999, the related statements of operations, changes in net assets, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds of the Acorn Investment Trust as of December 31, 1999, the results of their operations and changes in their net assets and financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

ERNST & YOUNG LLP
Chicago, Illinois
February 3, 2000

See accompanying notes to financial statements

Acorn Family of Funds
    >Statements of Assets and Liabilities

                                                                  Acorn      Acorn         Acorn    Acorn      Acorn
(in thousands)                                                     Fund  International      USA    Twenty  Foreign Forty
------------------------------------------------------------------------------------------------------------------------
12/31/99
Assets
Investments, at value (cost: Acorn Fund $2,379,474; Acorn
   International $1,278,170; Acorn USA $326,308; Acorn
   Twenty $54,344; Acorn Foreign Forty $68,412)              $3,917,565     $2,863,460  $373,990  $65,782       $106,507
Cash                                                                  1         13,086         1        1            618
Organization costs                                                   --             --        36       --             --
Receivable for:
   Securities sold                                                3,710          1,676       294    4,410             --
   Fund shares sold                                               2,692          3,816       906      170            478
   Dividends and interest                                         2,744          1,897        23       24            134
Other assets                                                        468            210        28       --             --
------------------------------------------------------------------------------------------------------------------------
   Total assets                                               3,927,180      2,884,145   375,278   70,387        107,737

Liabilities and Net Assets
Net unrealized depreciation on foreign forward
   currency contracts                                                --          1,951        --       --             --
Payable for:
   Securities purchased                                           4,681         10,739     3,279    1,872            332
   Fund shares redeemed                                             675          2,088       424       12             11
   Organization costs                                                --             --        36       --             --
   Other                                                            985          1,164       111       33             43
------------------------------------------------------------------------------------------------------------------------
   Total liabilities                                              6,341         15,942     3,850    1,917            386
------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Fund shares outstanding             $3,920,839     $2,868,203  $371,428  $68,470       $107,351
========================================================================================================================
Fund shares outstanding                                         211,618         81,178    22,170    4,996          5,387
========================================================================================================================

Pricing of Shares
Net asset value, offering price and redemption price
   per share                                                 $    18.53     $    35.33  $  16.75  $ 13.70       $  19.93
========================================================================================================================

Analysis of Net Assets
Paid-in capital                                              $2,171,715     $1,246,840  $317,053  $53,298       $ 68,575
Accumulated net realized gain on sales
   of investments, futures and foreign
   currency transactions                                        208,505         49,089     6,668    3,734            767
Net unrealized appreciation of investments and other
   assets (net of unrealized PFIC gains of $65,710 for
   Acorn International and $305 for Acorn Foreign Forty)      1,538,091      1,517,676    47,682   11,438         37,790
Undistributed net investment income                               2,528         54,598        25       --            219
------------------------------------------------------------------------------------------------------------------------
Net assets applicable to
   Fund shares outstanding                                   $3,920,839     $2,868,203  $371,428  $68,470       $107,351
========================================================================================================================

Acorn Family of Funds
    >Statements of Operations

                                                                                                             Acorn
                                                                              Acorn Fund                International
                                                                  Year           Year          Year          Year
(in thousands)                                                    ended 12/31,   ended 12/31,  ended 12/31,  ended 12/31,
-------------------------------------------------------------------------------------------------------------------------
                                                                          1999          1998           1999          1998
Investment Income:
   Dividends                                                        $   34,159      $ 28,483     $   20,878      $ 26,225
   Interest                                                             11,416        13,414          4,883        10,223
-------------------------------------------------------------------------------------------------------------------------
                                                                        45,575        41,897         25,761        36,448
   Foreign taxes withheld                                                 (330)         (513)        (2,094)       (2,521)
-------------------------------------------------------------------------------------------------------------------------
     Total investment income                                            45,245        41,384         23,667        33,927
Expenses:
   Investment advisory                                                  23,437        24,905         15,668        14,124
   Administration                                                        1,699         1,812            961           858
   Custodian                                                               875           924          2,321         1,957
   Transfer and dividend disbursing agent                                1,312         1,414          1,380         1,384
   Reports to shareholders                                                 448           573            446           575
   Legal and audit                                                         229           223            136            97
   Registration and blue sky                                                64            55             58            58
   Trustees' and other                                                     683           446            399           166
-------------------------------------------------------------------------------------------------------------------------
     Total expenses                                                     28,747        30,352         21,369        19,219
   Less custodian fees paid indirectly                                      --            --             --            --
   Less reimbursement of expenses by advisor                                --            --             --            --
-------------------------------------------------------------------------------------------------------------------------
   Net expenses                                                         28,747        30,352         21,369        19,219
-------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                            16,498        11,032          2,298        14,708
Net Realized and Unrealized Gain (Loss) on Investments,
 Futures and Foreign Currency Transactions:
 Net realized gain (loss) on sales of investments                      915,362       252,065        205,354         2,408
 Net realized gain (loss) on foreign currency transactions                (110)         (132)         1,133        (6,031)
 Net realized gain (loss) on futures                                    (6,918)      (17,930)          (403)        7,811
 Change in net unrealized appreciation of
   investments and foreign currency transactions                        92,272       (43,553)     1,054,166       215,847
-------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments,
  futures and foreign currency transactions                          1,000,606       190,450      1,260,250       220,035
-------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                $1,017,104      $201,482     $1,262,548      $234,743
=========================================================================================================================

See accompanying notes to financial statements

                                                                        Acorn
             Acorn USA               Acorn Twenty                   Foreign Forty
Year           Year          Year          Inception 11/23  Year          Inception 11/23
ended 12/31,   ended 12/31,  ended 12/31,  through 12/31,   ended 12/31,  through 12/31,
-----------------------------------------------------------------------------------------
        1999           1998          1999             1998          1999             1998
     $ 2,223       $    882       $   280           $   38       $   459           $    6
       1,259          1,042           130                7           158                3
-----------------------------------------------------------------------------------------
       3,482          1,924           410               45           617                9
          --             --            --               --           (42)              (1)
-----------------------------------------------------------------------------------------
       3,482          1,924           410               45           575                8

       2,805          2,336           503               26           426               11
         150            124            28                1            22                1
          43             39            12                2            85                3
         218            246           105               18            60               13
          95            126            75                1            53                1
          41             32            29                1            29                1
          26             33            20                4            25                2
          85             43            17               --             6               --
-----------------------------------------------------------------------------------------
       3,463          2,979           789               53           706               32
          (6)            (5)          (11)              (2)          (13)              (3)
          --             --           (23)             (12)          (42)             (11)
-----------------------------------------------------------------------------------------
       3,457          2,974           755               39           651               18
-----------------------------------------------------------------------------------------
          25         (1,050)         (345)               6           (76)             (10)


      38,768         23,791         5,015             (246)          792               74
          --             --            --               --            --               --
          --             --            --               --            --               --

      30,941        (14,625)        8,906            2,532        36,932            1,163
-----------------------------------------------------------------------------------------

      69,709          9,166        13,921            2,286        37,724            1,237
-----------------------------------------------------------------------------------------
     $69,734       $  8,116       $13,576           $2,292       $37,648           $1,227
=========================================================================================

Acorn Family of Funds
    >Statements of Changes in Net Assets

                                                                                                  Acorn
                                                                       Acorn Fund             International
                                                         Year           Year           Year           Year
(in thousands)                                           ended 12/31,   ended 12/31,   ended 12/31,   ended 12/31,
------------------------------------------------------------------------------------------------------------------
                                                               1999           1998           1999           1998
From Operations:
  Net investment income (loss)                             $   16,498     $   11,032     $    2,298     $   14,708
  Net realized gain (loss) on sales of investments,
   futures and foreign currency transactions                  908,334        234,003        206,084          4,188
  Change in net unrealized appreciation of
   investments and foreign currency transactions               92,272        (43,553)     1,054,166        215,847
 ------------------------------------------------------------------------------------------------------------------
    Net increase in net assets resulting
      from operations                                       1,017,104        201,482      1,262,548        234,743
Distributions to Shareholders From:
  Net investment income                                       (16,501)        (6,284)       (16,992)       (12,611)
  Net realized gain                                          (638,460)      (219,264)      (119,344)       (22,701)
------------------------------------------------------------------------------------------------------------------
      Total distributions to shareholders                    (654,961)      (225,548)      (136,336)       (35,312)
From Fund Share Transactions:
  Reinvestment of dividend and capital
     gain distributions                                       586,161        204,856        128,048         33,102
  Proceeds from other shares sold                             346,317        490,137        648,562        406,219
------------------------------------------------------------------------------------------------------------------
                                                              932,478        694,993        776,610        439,321
  Payments for shares redeemed                               (923,243)      (802,923)      (760,116)      (536,194)
------------------------------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets from
       Fund share transactions                                  9,235       (107,930)        16,494        (96,873)
------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                       371,378       (131,996)     1,142,706        102,558
Net Assets:
  Beginning of period                                       3,549,461      3,681,457      1,725,497      1,622,939
------------------------------------------------------------------------------------------------------------------
  End of period                                            $3,920,839     $3,549,461     $2,868,203     $1,725,497
==================================================================================================================
Undistributed Net Investment Income                        $    2,528     $    2,531     $   54,598     $    5,419
==================================================================================================================

See accompanying notes to financial statements

                                                                                 Acorn
        Acorn USA                     Acorn Twenty                           Foreign Forty
Year           Year           Year             Inception 11/23      Year           Inception 11/23
ended 12/31,   ended 12/31,   ended 12/31,     through 12/31,       ended          through 12/31,
--------------------------------------------------------------------------------------------------
      1999           1998           1999                1998              1999              1998
    $     25       $ (1,050)      $   (345)            $     6          $    (76)          $   (10)

      38,768         23,791          5,015                (246)              792                74

      30,941        (14,625)         8,906               2,532            36,932             1,163
--------------------------------------------------------------------------------------------------

      69,734          8,116         13,576               2,292            37,648             1,227

          --             --             --                  --                --                --
     (28,268)       (19,532)          (705)                 --               (99)               --
--------------------------------------------------------------------------------------------------
     (28,268)       (19,532)          (705)                 --               (99)               --


      25,972         17,705            658                  --                94                --
     118,916        175,578         34,563              31,688            66,325            14,739
--------------------------------------------------------------------------------------------------
     144,888        193,283         35,221              31,688            66,419            14,739
     (95,877)       (85,540)       (13,346)               (256)          (12,402)             (181)
--------------------------------------------------------------------------------------------------

      49,011        107,743         21,875              31,432            54,017            14,558
--------------------------------------------------------------------------------------------------
      90,477         96,327         34,746              33,724            91,566            15,785

     280,951        184,624         33,724                  --            15,785                --
--------------------------------------------------------------------------------------------------
    $371,428       $280,951       $ 68,470             $33,724          $107,351           $15,785
==================================================================================================
    $     25             --             --             $     6          $    219           $     9
==================================================================================================

Acorn Family of Funds
    >Financial Highlights

                                                                                           Years
Acorn Fund                                                                                 ended 12/31,
----------------------------------------------------------------------------------------------------------------
For a share outstanding throughout each period                                                     1999     1998
Net Asset Value, beginning of year                                                               $16.85   $16.99
Income From Investment Operations
    Net investment income                                                                           .09      .04
    Net realized and unrealized gain (loss) on investments, foreign currency and futures           5.22      .91
----------------------------------------------------------------------------------------------------------------
    Total from investment operations                                                               5.31      .95
Less Distributions
    Dividends from net investment income                                                          (0.09)   (0.03)
    Distributions from net realized and unrealized gains reportable for federal income taxes      (3.54)   (1.06)
----------------------------------------------------------------------------------------------------------------
    Total distributions                                                                           (3.63)   (1.09)
----------------------------------------------------------------------------------------------------------------
Net Asset Value, end of year                                                                     $18.53   $16.85
================================================================================================================
Total Return                                                                                       33.4%     6.0%
Ratios/Supplemental Data
    Ratio of expenses to average net assets                                                         .85%     .84%
    Ratio of net investment income to average net assets                                            .49%     .30%
    Portfolio turnover rate                                                                          34%      24%
    Net assets at end of period (in millions)                                                    $3,921   $3,549

                                                                                           Years
Acorn International                                                                        ended 12/31,
----------------------------------------------------------------------------------------------------------------
For a share outstanding throughout each period                                                     1999     1998

Net Asset Value, beginning of period                                                             $20.82   $18.39
Income From Investment Operations
    Net investment income (loss)                                                                    .83      .17
    Net realized and unrealized gain (loss) on investments                                        15.45     2.68
----------------------------------------------------------------------------------------------------------------
    Total from investment operations                                                              16.28     2.85
Less Distributions
    Dividends from net investment income                                                           (.22)    (.15)
    Distributions from net realized and unrealized gains reportable for federal income taxes      (1.55)    (.27)
----------------------------------------------------------------------------------------------------------------
    Total distributions                                                                           (1.77)    (.42)
----------------------------------------------------------------------------------------------------------------
Net Asset Value, end of period                                                                   $35.33   $20.82
================================================================================================================
Total Return (a)                                                                                   79.2%    15.4%
Ratios/Supplemental Data
    Ratio of expenses to average net assets                                                        1.11%    1.12%
    Ratio of net investment income to average net assets                                            .12%     .86%
    Portfolio turnover rate                                                                          46%      37%
    Net assets at end of period (in millions)                                                    $2,868   $1,725

(a) Total return is not annualized for periods less than one year.
* Annualized

                                                                                           Years
Acorn USA                                                                                  ended 12/31,
----------------------------------------------------------------------------------------------------------------
For a share outstanding throughout each period                                                     1999     1998

Net Asset Value, beginning of period                                                             $14.80   $15.12
Income From Investment Operations
    Net investment gain (loss) (b)                                                                   --     (.07)
    Net realized and unrealized gain on investments                                                3.32      .87
----------------------------------------------------------------------------------------------------------------
Total from investment operations                                                                   3.32      .80
----------------------------------------------------------------------------------------------------------------
Less Distributions
    Dividends from net investment income                                                             --       --
    Distributions from net realized and unrealized gains reportable for federal income taxes      (1.37)   (1.12)
----------------------------------------------------------------------------------------------------------------
Total distributions                                                                               (1.37)   (1.12)
----------------------------------------------------------------------------------------------------------------
Net Asset Value, end of period                                                                   $16.75   $14.80
================================================================================================================
Total Return (c)                                                                                   23.0%     5.8%
Ratios/Supplemental Data
    Ratio of expenses to average net assets (a)                                                    1.15%    1.20%
    Ratio of net investment income (loss) to average net assets                                    0.00%    (.42%)
    Portfolio turnover rate                                                                          49%      42%
    Net assets at end of period (in millions)                                                    $  371   $  281

(a) In accordance with a requirement by the Securities and Exchange Commission, the Acorn USA ratio reflects gross custodian fees. This ratio net of custodian fees paid indirectly would have been 1.79% for the year ended December 31, 1996.

(b) Net investment income (loss) per share was based upon the average shares outstanding during each period.

(c) Total return is not annualized for periods less than one year.

* Annualized

See accompanying notes to financial statements

-------------------------------------------------------------------------
  1997     1996     1995     1994      1993        1992     1991     1990
$15.04   $13.60   $12.24   $13.95    $11.06      $ 9.32   $ 6.51   $ 8.58

   .15      .09      .11      .06       .04         .07      .11      .12
  3.57     2.93     2.42    (1.10)     3.50        2.16     2.95    (1.62)
-------------------------------------------------------------------------
  3.72     3.02     2.53    (1.04)     3.54        2.23     3.06    (1.50)

 (0.16)    (.11)    (.09)    (.11)     (.06)       (.08)    (.10)    (.13)
 (1.61)   (1.47)   (1.08)    (.56)     (.59)       (.41)    (.15)    (.44)
-------------------------------------------------------------------------
 (1.77)   (1.58)   (1.17)    (.67)     (.65)       (.49)    (.25)    (.57)
-------------------------------------------------------------------------
$16.99   $15.04   $13.60   $12.24    $13.95      $11.06   $ 9.32   $ 6.51
=========================================================================
  25.0%    22.6%    20.8%    (7.4%)    32.3%       24.2%    47.3%   (17.5%)

   .56%     .57%     .57%     .62%      .65%        .67%     .72%     .82%
   .75%     .53%     .89%     .55%      .30%        .72%    1.30%    1.60%
    32%      33%      29%      18%       20%         25%      25%      36%
$3,681   $2,842   $2,399   $1,983    $2,035      $1,449   $1,150   $  767

                                            Inception 9/23
                                            through 12/31,
----------------------------------------------------------
  1997     1996     1995     1994      1993           1992
$19.61   $16.59   $15.24   $15.94    $10.69          10.00

   .40      .13      .16      .07        --           (.03)
  (.34)    3.29     1.20     (.67)     5.25            .72
----------------------------------------------------------
   .06     3.42     1.36     (.60)     5.25            .69

  (.38)    (.12)      --       --        --             --
  (.90)    (.28)    (.01)    (.10)       --             --
----------------------------------------------------------
 (1.28)    (.40)    (.01)    (.10)       --             --
----------------------------------------------------------
$18.39   $19.61   $16.59   $15.24    $15.94        $ 10.69
==========================================================
   0.2%    20.7%     8.9%    (3.8%)    49.1%           6.9%

  1.19%    1.17%    1.22%    1.24%     1.21%          2.35%*
   .58%     .51%     .90%    0.48%     0.06%         (1.37%)*
    39%      34%      26%      20%       19%            20%*
$1,623   $1,773   $1,276   $1,363    $  907        $    30

       Inception 9/4
       through 12/31,
---------------------
  1997           1996
$11.65         $10.00

  (.07)          (.02)
  3.83           1.67
---------------------
  3.76           1.65
---------------------

    --             --
  (.29)            --
---------------------
  (.29)            --
---------------------
$15.12         $11.65
=====================
  32.3%          16.5%

  1.35%          1.85%*
  (.49%)         (.99%)*
    33%            20%*
$  185         $   53

                                                                                           Year          Inception 11/23
Acorn Twenty                                                                            ended 12/31,      through 12/31,
------------------------------------------------------------------------------------------------------------------------
     For a share outstanding throughout each year                                             1999               1998
     Net Asset Value, beginning of period                                                    $10.71              $ 10.00
     Income From Investment Operations
      Net investment income (loss) (b)                                                         (.08)                  --
      Net realized and unrealized gain on investments                                          3.21                  .71
------------------------------------------------------------------------------------------------------------------------
      Total from investment operations                                                         3.13                  .71
------------------------------------------------------------------------------------------------------------------------
Less Distributions
      Distributions from net realized and unrealized gains reportable for federal income
      taxes                                                                                    (.14)                  --
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, end of period                                                               $13.70              $ 10.71
------------------------------------------------------------------------------------------------------------------------
Total Return (d)                                                                               29.3%                 7.1%
Ratios/Supplemental Data
      Ratio of expenses to average net assets (a) (c)                                          1.37%                1.41%*
      Ratio of net investment income (loss) to average net assets (c)                          (.62%)               0.22%*
      Portfolio turnover rate                                                                   101%                 173%*
      Net assets at end of period (in millions)                                              $   68              $    34
------------------------------------------------------------------------------------------------------------------------

(a) In accordance with a requirement by the Securities and Exchange Commission, the Acorn Twenty ratio reflects total expenses prior to the reduction of custodian fees for cash balances it maintains with the custodian ("custodian fees paid indirectly"). This ratio net of custodian fees paid indirectly would have been 1.35% for the period ended December 31, 1998 and the year ended December 31, 1999.

(b) Net investment income per share was based upon the average shares outstanding during the period.

(c) Acorn Twenty was reimbursed by the Advisor for certain net expenses from November 23, 1998 through December 31, 1999. Without the reimbursement, the ratio of expenses (prior to custodian fees paid indirectly) to average net assets and the ratio of net investment income to average net assets would have been 1.83% and (.21%), respectively, for the period ended 12/31/98 and 1.41% and (.66%), respectively, for the year ended 12/31/99.

(d)   Total return is not annualized for periods less than one year.

*Annualized


                                                                                                Year         Inception 11/23
Acorn Foreign Forty                                                                             ended 12/31,  through 12/31,
----------------------------------------------------------------------------------------------------------------------------
For a share outstanding throughout each year                                                             1999       1998
Net Asset Value, beginning of period                                                                    $11.00    $  10.00
Income From Investment Operations
      Net investment loss (c)                                                                             (.02)       (.01)
      Net realized and unrealized gain on investments                                                     8.98        1.01
--------------------------------------------------------------------------------------------------------------------------
      Total from investment operations                                                                    8.96        1.00
--------------------------------------------------------------------------------------------------------------------------
Less Distributions
      Distributions from net realized and unrealized gains reportable for federal income taxes            (.03)        .00
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, end of period                                                                          $19.93    $  11.00
--------------------------------------------------------------------------------------------------------------------------
Total Return (d)                                                                                          81.6%       10.0%
Ratios/Supplemental Data
      Ratio of expenses to average net assets (a) (c)                                                     1.48%       1.73%*
      Ratio of net investment loss to average net assets (c)                                              (.17)%      (.78)%*
      Portfolio turnover rate                                                                               60%         90%*
      Net assets at end of period (in millions)                                                         $  107    $     16
--------------------------------------------------------------------------------------------------------------------------

(a) In accordance with a requirement by the Securities and Exchange Commission, the Acorn Foreign Forty ratio reflects total expenses prior to the reduction of custodian fees for cash balances it maintains with the custodian ("custodian fees paid indirectly"). This ratio net of custodian fees paid indirectly would have been 1.45% for the period ended December 31, 1998 and the year ended December 31, 1999.

(b) Net investment loss per share was based upon the average shares outstanding during the period.

(c) Acorn Foreign Forty was reimbursed by the Advisor for certain net expenses from November 23, 1998 through December 31, 1999. Without the reimbursement, the ratio of expenses (prior to custodian fees paid indirectly) to average net assets and the ratio of net investment income to average net assets would have been 2.70% and -1.75%, respectively, for the period ended 12/31/98 and 1.57% and (.26%), respectively, for the year ended 12/31/99.

(d)  Total return is not annualized for periods less than one year.

*  Annualized

See accompanying notes to financial statements

Acorn Family of Funds
    >Notes to Financial Statements

1.   Nature of Operations

Acorn Fund, Acorn International, Acorn USA, Acorn Twenty and Acorn Foreign Forty (the "Funds") are series of Acorn Investment Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust. The investment objective of each Fund is to seek long-term growth of capital.

2.   Significant Accounting Policies

     >Security valuation

Investments are stated at current value. Securities traded on securities exchanges or in over-the-counter markets in which transaction prices are reported are valued at the last sales price at the time of valuation. Securities for which there are no reported sales on the valuation date are valued at the mean of the latest bid and ask quotation or, if there is no ask quotation, at the most recent bid quotation. Money market instruments having a maturity of 60 days or less from the valuation date are valued on an amortized cost basis. Securities for which quotations are not available and any other assets are valued at a fair value as determined in good faith by the Board of Trustees.

     >Foreign currency translations

Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate.

     >Security transactions and investment income

Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Funds. Interest income is recorded on the accrual basis and includes amortization of discounts on money market instruments and long-term debt instruments when required for federal income tax purposes. Realized gains and losses from security transactions are reported on an identified cost basis.

     >Use of estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

     >Financial instruments

Each Fund may purchase or sell exchange-traded financial futures contracts, which are contracts that obligate that Fund to make or take delivery of a financial instrument or the cash value of a securities index at a specified future date at a specified price. The Funds enter into such contracts to hedge a portion of their portfolio. Gains and losses are reflected as "Net Realized Gain (Loss) on Futures" in the Statements of Operations. Additionally, each Fund may engage in portfolio hedging with respect to changes in currency exchange rates by entering into forward foreign currency contracts to purchase or sell foreign currencies. The Statements of Operations reflect gains and losses as realized for closed forward foreign currency contracts and unrealized for open contracts. A Fund bears the market risk that arises from changes in the value of financial instruments and securities indices (futures contracts) or from changes in foreign currency rates (forward foreign currency contracts) and the credit risk should a counterparty fail to perform under such contracts.

  None of the funds had futures contracts open at December 31, 1999. Acorn International entered into forward contracts to sell foreign currency as described below:

Acorn International

    Foreign                          Settlement   U.S. Dollar    Unrealized Loss
  Amount (000)       Currency           Date     Proceeds (000)      (000)
--------------------------------------------------------------------------------
     155,000      Hong Kong Dollar     1/10/00      $19,939            $  439
   5,260,000        Japanese Yen       3/10/00      $52,040            $1,512
                                                                       ------
                                        Total Unrealized Loss          $1,951
                                                                       ======

Acorn USA, Acorn Twenty and Acorn Foreign Forty did not enter into any futures or forward foreign currency contracts during the year ended December 31, 1999.

Acorn Family of Funds
     >Notes to Financial Statements

     >Fund share valuation

Fund shares are sold and redeemed on a continuing basis at net asset value. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange on each day the Exchange is open for trading by dividing the total value of each Fund's investments and other assets, less liabilities, by the respective number of Fund shares outstanding.

     >Federal income taxes, dividends and distributions to shareholders

Each Fund has complied with the special provisions of the Internal Revenue Code available to investment companies.

  In accordance with the distribution requirements imposed on investment companies, Acorn Fund, Acorn International and Acorn USA paid long-term capital gain distributions in 1999 of $715,158,000, $135,249,000 and $27,669,000,
respectively, which was sufficient to allow each fund not to incur any income tax. Acorn Twenty and Acorn Foreign Forty were not required to pay a long-term capital gain distribution.

  Acorn Fund, Acorn International and Acorn Foreign Forty have elected to mark-to-market their investments in Passive Foreign Investment Companies ("PFICs") for Federal income tax purposes. A summary of transactions relating to PFICs for Acorn International is follows:

Acorn International                                                     (000)
-----------------------------------------------------------------------------
Cumulative net unrealized appreciation
recognized in prior years at December 31, 1998                        $   311

Unrealized appreciation recognized through
December 31, 1999                                                      66,039

Cumulative net unrealized appreciation recognized
in prior years on PFICs sold through
December 31, 1999                                                        (640)
                                                                      -------
Cumulative net unrealized appreciation recognized
in prior years at December 31, 1999                                    65,710
                                                                      -------
A summary of transactions relating to PFICs during
1999 follows:

Unrealized appreciation recognized                                     66,039

Gain on the sale of PFICs classified as
ordinary income                                                         2,710

  At December 31, 1999, Acorn Fund had no cumulative net unrealized appreciation on PFICs.

  At December 31, 1999, Acorn Foreign Forty had cumulative net unrealized appreciation on PFICs of $305,000, of which $286,000 was recognized in 1999.

  Distributions relating to PFICs are treated as ordinary income for Federal income tax purposes.

  Dividends payable to shareholders are recorded by the Funds on the ex-dividend date.

  Reclassifications have been made in 1999 for Acorn Fund, Acorn International and Acorn USA in the accompanying analysis of net assets from accumulated net realized gain on sale of investments to paid-in-capital of $95,281,000, $19,806,000 and $4,308,000, respectively. A reclassification was also made in Acorn International of $1,526,000 from undistributed net income to paid-in-capital. All reclassifications were made to reflect differences between financial reporting and income tax basis and had no impact on net asset value.

3.  Transactions with Affiliates

The Funds' investment advisor, Wanger Asset Management, L.P. ("WAM") furnishes continuing investment supervision to the Funds and is responsible for the overall management of the Funds' business affairs.

  Under the Funds' investment management agreement, fees are accrued daily and paid monthly to WAM at the annual rates shown in the table below for each fund.

Acorn Fund
------------------------------------------------
Net asset value:
For the first $700 million                   .75%
Next $1.3 billion                            .70%
Net assets in excess of $2 billion           .65%

Acorn International
------------------------------------------------
Net asset value:
For the first $100 million                  1.20%
Next $400 million                            .95%
Net assets in excess of $500 million         .75%

Acorn USA
------------------------------------------------
Net asset value:
For the first $200 million                   .95%
Net assets in excess of $200 million         .90%

Acorn Twenty
------------------------------------------------
On average daily net assets                  .90%

Acorn Foreign Forty
------------------------------------------------
On average daily net assets                  .95%

  WAM has also contracted to provide administrative services to each Fund at an annual rate of .05% of average daily net assets.

  Certain officers and trustees of the Trust are also principals of WAM. The Trust makes no direct payments to its officers and trustees who are affiliated with WAM. Acorn Fund paid trustees' fees and expenses of the following:

-------------------------------------------------
(in thousands)                   1999        1998

Acorn Fund                      $ 293       $ 211
Acorn International               150          94
Acorn USA                          24          11
Acorn Twenty                        4          --
Acorn Foreign Forty                 2          --
                                -----------------
                                $ 473       $ 316
                                -----------------

WAM advanced Acorn USA $107,000 in connection with the organization and initial registration of the Fund. These costs are being amortized and reimbursed to WAM over the period September 1996 through August 2001.

     WAM Brokerage Services, L.L.C., a wholly owned subsidiary of WAM, is the distributor of the Funds' shares and receives no compensation for its services.

4.   Borrowing Arrangements

The trust participates in a $250,000,000 credit facility which was entered into to facilitate portfolio liquidity. No amounts were borrowed under this facility during 1999.

5.   Fund Share Transactions

Proceeds and payments on Fund shares as shown in the Statements of Changes in Net Assets are in respect of the following numbers of shares:


Acorn Fund
---------------------------------------------------------------------------
(in thousands)                                          1999          1998

Shares sold                                            19,615        28,471
Shares issued in reinvestment of
  dividend and capital gain distributions              33,973        12,814
                                                      ---------------------
                                                       53,588        41,285
Less shares redeemed                                   52,676        47,224
                                                      ---------------------
Net increase (decrease) in
  Shares outstanding                                      912        (5,939)
===========================================================================

Acorn International
---------------------------------------------------------------------------
(in thousands)                                           1999          1998

Shares sold                                            25,580        19,818
Shares issued in reinvestment of
  dividend and capital gain distributions               4,028         1,540
                                                      ---------------------
                                                       29,608        21,358
Less shares redeemed                                   31,304        26,757
                                                      ---------------------
Net decrease in
  shares outstanding                                   (1,696)       (5,399)
===========================================================================

Acorn USA
---------------------------------------------------------------------------
(in thousands)                                           1999          1998

Shares sold                                             7,922        11,062
Shares isued in reinvestment of
  dividend and capital gain distributions               1,645         1,270
                                                      ---------------------
                                                        9,567        12,332
Less shares redeemed                                    6,383         5,558
                                                      ---------------------
Net increase in shares outstanding                      3,184         6,774
===========================================================================

Acorn Twenty
---------------------------------------------------------------------------
(in thousands)                                           1999         1998

Shares sold                                             2,862         3,176
Shares issued in reinvestment of
  dividend and capital gain distributions                  51            --
                                                      ---------------------
                                                        2,913         3,176
Less shares redeemed                                    1,067            26
                                                      ---------------------
Net increase in shares outstanding                      1,846         3,150
===========================================================================

Acorn Foreign Forty
---------------------------------------------------------------------------
(in thousands)                                           1999          1998

Shares sold                                             4,836         1,453
Shares issued in reinvestment of
  dividend and capital gain distributions                   7            --
                                                      ---------------------
                                                        4,843         1,453
Less shares redeemed                                      891            18
                                                      ---------------------
Net increase in shares outstanding                      3,952         1,435
===========================================================================


6.   Investment Transactions

Investment Transactions (excluding money market instruments) for each of the Funds are as follows:

Acorn Fund
---------------------------------------------------------------------------
(in thousands)                                       1999           1998

Investment securities:
 Purchases                                         $1,092,137    $  830,390
 Proceeds from sales                                1,809,918     1,048,096
===========================================================================

Acorn International
---------------------------------------------------------------------------
(in thousands)                                         1999          1998

Investment securities:
 Purchases                                         $  846,014    $  570,304
 Proceeds from sales                                  844,062       709,630
===========================================================================

Acorn USA
---------------------------------------------------------------------------
(in thousands)                                         1999          1998

Investment securities:
 Purchases                                         $  138,244    $  178,181
 Proceeds from sales                                  135,001        95,639
===========================================================================

Acorn Twenty
---------------------------------------------------------------------------
(in thousands)                                         1999          1998

Investment securities:
 Purchases                                         $   71,463    $   34,025
 Proceeds from sales                                   53,710         4,483
===========================================================================

Acorn Foreign Forty
---------------------------------------------------------------------------
(in thousands)                                         1999          1998

Investment securities:
 Purchases                                         $   76,252    $   13,984
 Proceeds from sales                                   26,238           974
===========================================================================

The Acorn
------------------------
         Family of Funds

Special Notice
At a special meeting on September 28, 1999, shareholders of each of the Funds voted to elect trustees and ratified the selection of Ernst & Young LLP as each Fund's independent public accountants. In addition, the shareholders of Acorn Fund approved changes in the fund's fundamental investment restrictions relating to borrowing, pledging securities, making loans and potentially conflicting investments. The shareholders of Acorn International Fund approved a change in the fund's fundamental investment restriction relating to borrowing. The record date share position of each Fund and the total share position voted of each Fund were respectively: Acorn Fund 181,818,414.034 and 109,108,700.395; Acorn International 75,107,534.215 and 40,338,122.803; Acorn USA 19,659,364.098 and
11,684,245.812; Acorn Twenty 4,927,513.538 and 3,177,688.592; and Acorn Foreign
Forty 3,725,825.422 and 2,395,620.278.

The outcome of the votes were as follows:

A. The shareholders of the Funds elected the following individuals to serve on the Board of Trustees:

     Trustees                   For                   Against     Abstentions
     Irving B. Harris           163,378,454.609       0           3,325,923.271
     Ralph Wanger               164,345,992.521       0           2,358,385.359
     James H. Lorie             164,061,574.524       0           2,642,803.356
     Leo A. Guthart             163,666,160.185       0           3,038,217.695
     Jerome Kahn, Jr.           164,403,059.047       0           2,301,318.833
     Steven N. Kaplan           163,719,389.859       0           2,984,988.021
     David C. Kleinman          163,688,990.045       0           3,015,387.835
     Charles P. McQuaid         164,435,251.767       0           2,269,126.113
     Roger S. Meier             164,237,804.009       0           2,466,573.871
     Allan B. Muchin            163,644,858.679       0           3,059,519.201
     Robert E. Nason            163,695,618.878       0           3,008,759.002
     Katherine Schipper         163,690,662.247       0           3,013,715.633

B.   The shareholders of the Funds also voted on the following matters:

                                            For                        Against                Abstentions         Broker Non-
                                                                                                                  Votes
Acorn Fund
(a) Changes in Fundamental Policies
Elimination of restriction regarding
ownership of securities of issuers in
which affiliates have invested               94,505,322.836            5,320,314.152          3,584,052.407       5,699,011.000

Amendment of restriction regarding
borrowing                                    92,982,636.813            6,745,187.615          3,681,864.967       5,699,011.000

Amendment of restriction regarding
pledging of assets                           92,714,704.717            6,855,170.904          3,839,813.774       5,699,011.000

Amendment of restriction regarding
loans                                        92,597,514.287            7,078,660.830          3,733,514.278       5,699,011.000

(b) Ratification of Ernst & Young           106,497,904.924              943,541.308          1,667,254.163

Acorn International
(a) Change in Fundamental Policy
Amendment of restriction regarding
borrowing                                    33,641,050.963            2,065,722.787            717,735.053       3,913,614.000

(b) Ratification of Ernst & Young            39,360,825.054              402,086.702            575,211.047

Acorn USA
Ratification of Ernst & Young                11,420,978.579               68,795.912            194,471.321

Acorn Twenty
Ratification of Ernst & Young                 3,088,510.310               40,201.622             48,976.660

Acorn Foreign Forty
Ratification of Ernst & Young                 2,359,957.051               13,709.837             21,953.390

                                   Acorn Fund
                              Acorn International
                                  Acorn U.S.A.
                                  Acorn Twenty
                              Acorn Foreign Forty

                        Supplement dated January 4, 2000
           to Prospectus dated May 1, 1999 of Acorn Investment Trust

As of December 31, 1999, Mr. Roger Edgley is the Co-portfolio manager, with Marcel Houtzager, of Acorn Foreign Forty. Mr. Edgley joined Wanger Asset Management ("WAM") as an analyst in 1994, and was named Managing Director and Director of Research of WAM in 1998. Before joining WAM, Mr. Edgley was an analyst at Crosby Securities. He is a CFA, and earned his BSc from the University of Hertfordshire, his MA from the University of Sussex, and his MSc from the London School of Economics.

Trustees                 Officers                           Investment Advisor
Irving B. Harris         Ralph Wanger                       Wanger Asset Management, L.P.
Chairman                 President                          227 West Monroe Street, Suite 3000
James H. Lorie           Margaret M. Forster                Chicago, Illinois 60606
Vice Chairman            Vice President                     1-800-922-6769
Leo A. Guthart           Marcel P. Houtzager
Jerome Kahn, Jr.         Vice President                     Distributor
Steven N. Kaplan         Kenneth A. Kalina                  WAM Brokerage Services, L.L.C.
David C. Kleinman        Assistant Treasurer                P.O. Box 8502
Charles P. McQuaid       Bruce H. Lauer                     Boston, Massachusetts 02266-8502
Roger S. Meier           Vice President and Treasurer
Allan B. Muchin          Charles P. McQuaid                 Transfer Agent, Dividend Disbursing Agent and Custodian
Robert E. Nason          Senior Vice President              State Street Bank and Trust Company
Katherine Schipper       Robert A. Mohn                     Attention: Acorn Family of Funds
Ralph Wanger             Vice President                     P.O. Box 8502
                         John H. Park                       Boston, Massachusetts 02266-8502
                         Vice President                     1-800-962-1585
                         Steven A. Radis
                         Vice President and Secretary       Legal Counsel
                         Mark H. Yost                       Bell, Boyd & Lloyd, LLC
                         Vice President                     Chicago, Illinois
                         Leah J. Zell
                         Vice President                     Independent Auditors
                                                            Ernst & Young LLP
                                                            Chicago, Illinois

This report, including the audited schedules of investments, is submitted for the general information of the shareholders of Acorn Investment Trust. This report is not authorized for distribution unless preceded or accompanied by a prospectus.

                            [PICTURE APPERARS HERE]


The Acorn
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         Family of Funds                                         FIRSTCLASS
                                                                  PRE-SORT
WAM Brokerage Services, L.L.C.                                  U.S. POSTAGE
P.O. Box 8502                                                       PAID
Boston, MA 02266-8502                                            CHICAGO,IL
                                                               PERMIT NO. 1200
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